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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SUNLAND ENTERTAINMENT CO., INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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SUNLAND ENTERTAINMENT CO., INC.
11835 W. Olympic Boulevard, Suite 550
Los Angeles, California 90064

NOTICE OF SPECIAL MEETING OF COMMON SHAREHOLDERS
TO BE HELD [MAY 17, 2002]

Special Meeting

        The Special Meeting of Common Shareholders of Sunland Entertainment Co., Inc., a California corporation ("Sunland"), will be held on [Friday, May 17, 2002 at 10:00 a.m. at the offices of Sunland, at 11835 W. Olympic Boulevard, Suite 550, Los Angeles, California 90064.]

        At the meeting (or, as applicable, any and all adjournments or postponements thereof), Shareholders will consider and vote upon the following proposals:

        1.    APPROVAL OF SUNLAND'S REINCORPORATION IN DELAWARE. To change Sunland's state of incorporation from California to Delaware and to adopt a new Certificate of Incorporation in connection with the change.

        2.    APPROVAL OF A TEN-FOR-ONE REVERSE STOCK SPLIT. To approve a ten-for-one reverse common stock split, whereby Sunland's Common Shareholders will receive one share of Sunland's Common Stock for every ten shares of outstanding Common Stock. This proposal will occur only if Proposal No. One is also approved and implemented.

        The Board of Directors has fixed the close of business on [April 8, 2002] as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Accordingly, only Shareholders of record at the close of business on that day will be entitled to vote at the meeting, notwithstanding any transfer of shares on the books of Sunland after that date.

        A Proxy Statement, which contains information with respect to the matters to be voted upon at the meeting, and a Proxy card and return envelope are enclosed. Management urges each Common Shareholder to carefully read the Proxy Statement.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      /s/
                      Corporate Secretary

Los Angeles, California
Dated: [April    , 2002]

        IT IS DESIRABLE THAT AS MANY OF THE SHAREHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. YOU ARE CORDIALLY INVITED TO ATTEND IN PERSON. REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED IN THE EVENT YOU ARE UNABLE TO ATTEND. SIGNING A PROXY AT THIS TIME WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

SUNLAND ENTERTAINMENT CO., INC.
11835 W. Olympic Boulevard, Suite 550
Los Angeles, California 90064

PROXY STATEMENT

GENERAL

Date, Time and Place

        This Proxy Statement is furnished to the Common Shareholders of Sunland Entertainment Co. Inc., a California corporation in connection with the solicitation of proxies by the Board of Directors (the "Board") of Sunland for use at the Special Meeting of Shareholders to be held at [10:00 a.m. on Friday, May 19, 2002,] at the principal executive offices of Sunland at the address set forth above, and any and all postponements or adjournments thereof. It is anticipated that this Proxy Statement and the enclosed form of proxy card (the "Proxy") will be sent to Shareholders on or about April 23, 2002.

Purposes of the Special Meeting

        The purposes of the Special Meeting are to (1) change the state of incorporation of Sunland from California to Delaware and adopt a new Certificate of Incorporation in connection with the change and (2) approve a ten-for-one reverse common stock split (the "Proposals").

Proxy/Voting Instruction Cards and Revocability of Proxies

        When the Proxy in the enclosed form is returned properly executed, the shares it represents will be voted at the Special Meeting in accordance with the instructions given by the Shareholder. If no contrary instructions are given, the returned Proxy will be voted in favor of the Proposals. Any Shareholder, including a Shareholder personally attending the Special Meeting, may revoke his or her Proxy at any time prior to its use by filing with the Secretary of Sunland, at the corporate offices at 11835 W. Olympic Boulevard, Suite 550, Los Angeles, California 90064, a written notice of revocation or a duly executed Proxy bearing a later date, or by voting in person at the Special Meeting.

Record Date and Share Ownership

        Common Shareholders of record at the close of business on [April 8, 2002] (the "Record Date") are entitled to notice of and to vote at the Special Meeting. At the Record Date, 4,549,441 shares of Sunland's Common Stock were issued and outstanding and 165,369 shares of Sunland's Preferred Stock were issued and outstanding, of which 49,222 are Series A and 116,147 are Series B. The holders of the Series A and Series B Preferred Stock are entitled to a number of votes equal to the number of shares of Common Stock into which each of them are convertible pursuant to their respective certificates of designation. The approval of the Proposals by the holders of Preferred Stock is being sought by a separate written consent. For information regarding security ownership by management and by 5% shareholders, see "Other Information—Share Ownership by Principal Shareholders and Management," below.

        Sunland's Articles of Incorporation provide for two classes of Common Stock, a Class A and a Class B. When Sunland became a public company in 1993, all Common Stock was automatically converted to Class A. Therefore, when used in this Proxy, Common Stock in the California Company refers only to Sunland's Class A Common Stock and the new Delaware Corporation will have only one class of Common Stock.

Voting and Solicitation

        Approval of the Proposals will require the favorable vote of a majority of all outstanding shares entitled to vote (including Common and Preferred Shareholders) regardless of whether they are represented and voting at the Special Meeting, and the separate consent of the holders of each class of Sunland's Preferred Stock.

        The Board has appointed American Stock Transfer & Trust Company as the Inspector of Elections for Common Stock at the Special Meeting. American Stock Transfer & Trust Company will determine the number of shares of Common Stock represented, in person or by proxy, at the Special Meeting, whether a quorum exists, the authenticity, validity and effect of proxies and will receive and count the votes of Common Stock. The Board has approved the appointment of Ms. C.J. Laychak, and in her absence, Ms. Monique Green to act as proxy holders and to determine the number of written consents received from the holders of the Preferred Stock, the authenticity, validity and effect of the written consents and to receive and count the consents of the Preferred Stock.

        The cost of this solicitation will be borne by Sunland. In addition, Sunland may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of Sunland's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

Quorum; Abstentions; Broker Non-Votes

        The required quorum for the transaction of business at the Special Meeting is a majority of the shares of Common Stock issued and outstanding as of the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" the Proposals are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Special Meeting with respect to such matter.

        Approval of either or both of the Proposals requires that the shares voting in favor of such Proposal constitutes at least a majority of all outstanding shares entitled to vote regardless of whether they are "represented and voting" at the Special Meeting and requires the written consents from at least a majority of each class of the outstanding Preferred Stock. The effect of an abstention or broker "non-vote" for any of such Proposal is, accordingly, the same as a vote against that Proposal.

PROPOSAL NO. ONE
APPROVAL OF SUNLAND'S
REINCORPORATION IN DELAWARE

Introduction.

        The Board has approved the change of Sunland's state of incorporation of from California to Delaware (the "Proposed Reincorporation" or the "Reincorporation") and the adoption of a new Certificate of Incorporation in connection with the change.

        For the reasons set forth below, the Board believes that the Proposed Reincorporation is in the best interests of Sunland and its Shareholders. Shareholders are urged to carefully consider this Proxy Statement, including the related exhibits referenced below and attached hereto, before voting on the Proposed Reincorporation.

        Throughout this Proxy Statement, the term "Sunland California" refers to Sunland Entertainment Co., Inc., the existing California corporation, and the term "Sunland Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of Sunland California, which is the proposed successor to Sunland California under the Proposed Reincorporation. The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Amended and Restated Certificate of Incorporation of Sunland Delaware and the Bylaws of Sunland Delaware, copies of which are attached to this Proxy Statement as Appendices A, B and C.

Reasons For The Proposed Reincorporation.

        The Board of Directors is seeking to maximize the value of Sunland to the Shareholders. Currently, Sunland has limited financial resources and minimal value as an operating company. In the view of management, the limited assets Sunland does hold are worth less than the accumulated liquidation preferences of Sunland's outstanding Preferred Stock, which totals $16,537,000 as of March 31, 2002. (See Sunland's Form 10-KSB which is being mailed to each shareholder along with this Proxy Statement). Management believes that the fact that Sunland is public and has no significant debt makes it an attractive acquisition target of a company seeking to become public by virtue of a reverse acquisition. Therefore, the Board of Directors believes that Sunland's greatest value is an acquisition target. While no such transaction is currently proposed or being considered, the Board of Directors believes that the interests of Sunland's Common and Preferred Shareholders will be best served by facilitating an acquisition transaction if one is presented and seeking to maximize the premium an acquiring company would be willing to pay.

        If Sunland were to remain a California corporation, an acquisition transaction would be significantly more difficult to structure than if Sunland were a Delaware corporation. For example, California law requires the approval by Sunland's Common and Preferred Shareholders for any transaction, which would require Sunland to prepare and file an expensive and time-consuming merger proxy statement without any certainty that the merger would be approved. Not only could the extra expense result in less value to Sunland's Shareholders, the delay and expense involved in such a proxy statement might prevent any transaction from being proposed in the first place by sending a merger partner in search of a different candidate. If Sunland reincorporates in Delaware, a merger transaction could be structured to close quickly, without a shareholder vote.

        Sunland also believes Shareholders will benefit from the prominence, predictability and flexibility of Delaware law, which management believes will also make Sunland a more attractive acquisition target.

        The Proposed Reincorporation is not an attempt to remove the shareholder protections in place in California law to allow unfavorable transactions to occur, but is rather, in the opinion of the Board, the best way to enhance the Common Shareholders' remaining value.

Prominence, Predictability and Flexibility of Delaware Law.

        For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by Sunland. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

Well Established Principles of Corporate Governance.

        There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation's board of directors, such as under the business judgment rule and other standards. Sunland believes that its Shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

Consequences Of The Proposed Reincorporation.

        The Proposed Reincorporation will result in a change in the legal domicile of Sunland and certain other changes of a legal nature which are described in this Proxy Statement. The Proposed Reincorporation will not result in any change in the name, business management, fiscal year, assets or liabilities or location of the principal facilities of Sunland. The current directors will become the directors of Sunland Delaware. All employee benefits, all equity based incentive plans and the shareholder rights plan of Sunland California will be assumed and continued by Sunland Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same type and number of shares of capital stock of Sunland Delaware at the same price per share, upon the same terms and subject to the same conditions. After the merger, the shares of Common Stock of Sunland Delaware will continue to be traded without interruption on the OTC Bulletin Board, and under the same symbol, "SUNE" as the shares of Common Stock of Sunland California are currently traded. Sunland believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Sunland California's rights and obligations under such material contractual arrangements will continue and be assumed by Sunland Delaware.

Mechanics Of Reincorporation.

        The Proposed Reincorporation will be effected by merging Sunland California into Sunland Delaware. Upon completion of the merger, Sunland California, as a corporate entity, will cease to exist and Sunland Delaware will continue to operate the business of Sunland under its current name, Sunland Entertainment Co., Inc.

        Pursuant to an Agreement and Plan of Merger, which is in the form attached as Appendix A, each ten outstanding shares of Sunland California Common Stock, no par value, will be automatically converted into one share of Sunland Delaware Common Stock (if the Reverse Stock Split is approved), par value $0.001 per share, upon the effective date of the merger. (If the Reverse Stock Split is not approved, the exchange ratio will be one for one.) Each stock certificate representing issued and outstanding shares of Sunland California Common will represent 1/10th of a share of Common Stock of Sunland Delaware and each stock certificate representing issued and outstanding shares of Sunland California Preferred Stock will represent one share of Preferred Stock of Sunland Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF SUNLAND DELAWARE. However, Shareholders may exchange their certificates if they so choose.

COMPARISON OF THE CHARTERS AND BYLAWS OF SUNLAND CALIFORNIA AND SUNLAND DELAWARE

        The provisions of the Sunland Delaware Amended and Restated Certificate of Incorporation and Bylaws are substantially similar to Sunland's Articles of Incorporation and Bylaws. Sunland's current Articles of Incorporation and Bylaws are on file with the SEC and are available from Sunland upon request. Sunland Delaware's Amended and Restated Certificate of Incorporation and Bylaws are attached to the Proxy Statement as Appendix B and Appendix C, respectively. The following discussion is only a summary of certain provisions and does not purport to be a complete description of such similarities and differences. The discussion is qualified in its entirety by reference to the respective corporations laws of California and Delaware and the full text of the corporate charters and Bylaws of each of Sunland and Sunland Delaware.

Authorized Stock

        The Articles of Incorporation of Sunland currently authorize Sunland to issue up to 30,000,000 shares of Common Stock, no par value, and 3,000,000 shares of Preferred Stock, $1 par value. The Amended and Restated Certificate of Incorporation of Sunland Delaware provides that it will have 30,000,000 authorized shares of Common Stock, par value $0.001 per share, and 3,000,000 authorized shares of Preferred Stock, par value $1 per share, of which 75,000 will be Series A, 250,000 will be Series B, and 2,675,000 will be so called "blank check" Preferred Stock. Like Sunland's Articles of Incorporation, Sunland Delaware's Amended and Restated Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued "blank check" Preferred Stock.

Monetary Liability of Directors

        The Articles of Incorporation of Sunland and the Amended and Restated Certificate of Incorporation of Sunland Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. However, the provision eliminating monetary liability of directors set forth in the Sunland Delaware Amended and Restated Certificate of Incorporation is potentially more expansive than the corresponding provision in Sunland's Articles of Incorporation. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware—Indemnification and Limitation of Liability."

Power to Call Special Shareholders' Meetings

        Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Articles of Incorporation or the Bylaws. Under Delaware law, a special meeting of stockholders may only be called by the Board of Directors or any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of Sunland Delaware authorize only the Chief Executive Officer, the Board of Directors, the Chairman of the Board or the President to call a special meeting of stockholders. Therefore, holders of 10% or more of the voting shares of Sunland will no longer be able to call a special meeting of stockholders.

        Sunland believes this change is warranted as a prudent corporate governance measure to prevent an inappropriately small number of stockholders from prematurely forcing stockholder consideration of a proposal over the opposition of the Board of Directors by calling a special stockholders' meeting before (i) the time that the Board believes such consideration to be appropriate or (ii) the next Annual Meeting (provided that the holders meet the notice requirements for consideration of a proposal). Such special meetings would involve substantial expense and diversion of board and management time which Sunland believes to be inappropriate for an enterprise the size of Sunland.

        Aside from the foregoing, no other change is contemplated in the procedures to call a special stockholders' meeting, although in the future the Board of Directors could amend the Bylaws of Sunland Delaware without stockholder approval.

Filling Vacancies on the Board of Directors

        Under California law, any vacancy on the Board of Directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if so authorized by a corporation's Articles of Incorporation or by a Bylaw approved by the corporation's shareholders. Sunland's Bylaws do not permit directors to fill vacancies created by removal of a director and such vacancies must be filled by the vote of a majority of the shares entitled to vote at a duly held meeting.

        Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws (or unless the Certificate of Incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Amended and Restated Certificate of Incorporation and Bylaws of Sunland Delaware provide that any vacancy created by the removal of a director by the stockholders of Sunland Delaware may be filled by a majority of the Board of Directors.

Size of Board of Directors; Bylaws.

        The Bylaws of Sunland California provide for a board of directors consisting of five members. Under California law, changes in the number of directors must be approved by a majority of the outstanding shares.

        Delaware law permits a board of directors, acting alone, to change the authorized number of directors by amendment to the bylaws or the adoption of a resolution, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by stockholders). The Amended and Restated Certificate of Incorporation of Sunland Delaware provides that the number of directors will be determined by a resolution of the Board, subject to the obligation to have two directors who are elected by the holders of the Series A Preferred Stock. The Bylaws of Sunland Delaware also authorize the Board of Directors to adopt a resolution modifying the size of the Board of Directors. Following the Proposed Reincorporation, therefore, the Board of Directors of Sunland Delaware could change the size of the Board of Directors from five directors without further stockholder approval.

Amendment of Bylaws and Charter; Supermajority Requirement.

        The Bylaws of Sunland California currently permit the holders of the majority of outstanding shares of stock to adopt, alter, amend and repeal the Bylaws, except for any amendment which reduces the number of directors to a number less than five, which requires the approval of the holders of 83 1/3% of the outstanding shares entitled to vote. Delaware law provides that a corporation's bylaws may be amended by the corporation's stockholders or, if so provided in the corporation's charter, by the corporation's board of directors. The Amended and Restated Certificate of Incorporation of Sunland Delaware expressly authorizes the Board to adopt, amend or repeal the Bylaws in accordance with the provisions of the Bylaws. The Sunland Delaware Bylaws provide that the Board of Directors may, by the affirmative vote of a majority of the total number of authorized directors, adopt, alter, amend and repeal the Bylaws of Sunland Delaware, subject to the right of the stockholders to adopt, alter, amend and repeal the Bylaws.

Amendment of the Certificate of Incorporation.

        The Sunland California Articles of Incorporation currently require that amendments be approved by a majority of the outstanding shares of Common and Preferred shares. Under law (in both California and Delaware), the certificate of incorporation may provide that amendments to the articles of incorporation may be adopted with the approval of only the class of shares adversely affected by the amendment. The Amended and Restated Certificate of Incorporation of Sunland Delaware provides that Common Shareholders will be entitled to vote on (i) any amendment to the Preferred Stock provisions of the Amended and Restated Certificate of Incorporation unless the Board of Directors determines that the proposed amendment does not adversely impact the Common Shareholders (in such case, the amendment would be submitted to the effected class of Preferred Shareholders only) and (ii) on all other amendments to the Amended and Restated Certificate of Incorporation. Under the Amended and Restated Certificate of Incorporation of Sunland Delaware, Preferred Shareholders will be entitled to vote on (i) any amendment which impacts their class of Preferred Stock and (ii) any amendment on which the Common Shareholders are entitled to vote.

Cumulative Voting for Directors.

        California law provides cumulative voting for directors whereby each shareholder can cast a total number of votes equal to the number of shares owned multiplied by the number of directors to be elected. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, such shareholder and any other shareholder of Sunland California would be entitled to cumulate his or her votes at the election. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. Under Delaware law, cumulative voting in the election of directors is not mandatory but is a permitted option. The Amended and Restated Certificate of Incorporation of Sunland Delaware does not provide for cumulative voting rights. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority stockholder adverse to a majority of the stockholders to obtain representation on the Board of Directors of Sunland Delaware.

Monetary Liability of Directors.

        The Articles of Incorporation of Sunland California and the Amended and Restated Certificate of Incorporation of Sunland Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of the respective states. The provision eliminating monetary liability of directors set forth in the Amended and Restated Certificate of Incorporation of Sunland Delaware is potentially more expansive than the corresponding provision in the Articles of Incorporation of Sunland California, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware—Indemnification and Limitation of Liability."

Indemnification.

        The Sunland California Articles of Incorporation authorize Sunland to indemnify its agents (as that term is defined in the California General Corporation Law) for breach of duty to Sunland and its Shareholders through bylaw provisions, agreements with such agents, vote of Shareholders or disinterested directors or otherwise, in any case in excess of the indemnification otherwise expressly permitted by California law but subject to the limits imposed by California law for such indemnification. The Amended and Restated Certificate of Incorporation and Bylaws of Sunland

Delaware are broader in this regard in that they require Sunland Delaware to indemnify any person who is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, by reason of the fact that such person is or was a director, officer or employee of Sunland Delaware, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of Sunland Delaware, and, with respect to any criminal proceeding, had no reasonable cause to believe that such person's conduct was unlawful. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware—Indemnification, Compared and Contrasted."

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

        In addition to the differences between the corporation laws of California and Delaware described above, the following is a summary of additional major substantive differences between the corporation laws of California and Delaware. It is not an exhaustive description of all differences between the law of the two states.

Indemnification And Limitation Of Liability.

        California and Delaware have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of a director's fiduciary duty. There are nonetheless differences between the laws of the two states with respect to indemnification and limitation of liability of directors. The differences are summarized below.

Elimination Of Personal Liability For Monetary Damages.

  Delaware.

        The Amended and Restated Certificate of Incorporation of Sunland Delaware would eliminate the liability of directors to Sunland or its Shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the corporation or its directors from the necessity of complying with, federal or state securities laws or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

  California.

        The Articles of Incorporation of Sunland California eliminate the liability of directors to Sunland to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing director's duties was or should have been aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) transactions between the corporation and a director who has a material financial interest in such transaction; or (vii) liability for improper distributions, loans or guarantees.

Indemnification; Compared And Contrasted.

        California law requires indemnification when an individual has defended successfully an action on the merits. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation.

        Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law or California law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

        California law permits a California corporation to provide rights to indemnification beyond those required by law to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. The Articles of Incorporation of Sunland California authorize indemnification beyond that expressly mandated by California law.

        Delaware law also permits a Delaware corporation to provide indemnification in excess of that permitted by statute. Delaware law does not require authorizing provisions in the certificate of incorporation. The Amended and Restated Certificate of Incorporation and Bylaws of Sunland Delaware require Sunland Delaware to indemnify any person who is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, by reason of the fact that such person is or was a director, officer or employee of Sunland Delaware, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of Sunland Delaware, and, with respect to any criminal proceeding, had no reasonable cause to believe that such person's conduct was unlawful; provided, however, that, in an action by or in the right of Sunland Delaware to procure a judgment in its favor, no indemnification shall be made to a person in respect of any action as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty, unless a court has determined that such person is fairly and reasonably entitled to such indemnity.

Indemnification Agreements.

        A provision of Delaware law states that indemnification provided by statute will not be deemed exclusive of any other right under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreements entered into by Sunland California with its officers and directors may be assumed by Sunland Delaware as part of the Proposed Reincorporation. If the Proposed Reincorporation is consummated, the indemnification agreements may be amended to the extent necessary to conform the agreements to Delaware law and to provide for indemnification of officers and directors and advancement of expenses to the maximum extent permitted by Delaware law. A vote in favor of the Proposed Reincorporation also acts as approval of such amendments to the indemnification agreements.

        As noted above, Delaware law also permits a Delaware corporation to provide indemnification in excess of that required by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances; however, limitations on indemnification may be imposed by a court based on principles of public policy.

Dividends And Repurchases Of Shares.

        California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

  Delaware.

        Delaware law permits a corporation to declare and pay dividends out of the excess, if any, at any given time, of the net assets of the corporation over the amount of capital of the corporation ("surplus"), or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. With respect to capital, a board of directors may determine that capital is equal to the aggregate par value of the corporation's shares of capital stock. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

  California.

        Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

Stockholder Approval Of Certain Business Combinations.

  Delaware.

        Under Section 203 of the Delaware General Corporation Law, unless otherwise provided in a corporation's charter, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made the person or entity an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the outstanding voting stock not owned by the interested stockholder.

        A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203. However, the Sunland Delaware Amended and Restated Certificate of Incorporation does not limit the application of Section 203 and, therefore, Section 203 will apply to Sunland Delaware.

  California.

        There is no comparable provision in the California General Corporation Law.

Supermajority Voting Requirement.

        A supermajority voting requirement is one that requires greater than a simple majority of the outstanding shares of common stock of a company to approve an act or action. The differences between California and Delaware law are discussed below.

  Delaware.

        Under Delaware law, a certificate of incorporation may include a provision requiring a vote greater than a simple majority. A supermajority provision in a certificate of incorporation may not be amended or removed from the certificate of incorporation except by the supermajority vote called for in the provision.

  California.

        Similar to Delaware law, articles of incorporation may include a provision requiring a vote greater than a simple majority. An amendment of the articles of incorporation that includes a supermajority vote requirement must be approved by at least the percentage of the outstanding shares as is required pursuant to that amendment for the approval of the corporate act or action. Unlike in Delaware, where a supermajority voting requirement remains until it is removed by required vote of the stockholders, California law provides that all supermajority voting requirements cease to be effective two years after their adoption. Thus, the supermajority voting requirement must be periodically renewed by the shareholders. If not renewed, the act or action that previously required the supermajority vote may be taken by shareholders upon the approval of a simple majority of the outstanding common stock.

Inspection Of Shareholder List.

        Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of 5% or more of the corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have filed a Schedule 14A with the Securities and Exchange Commission in connection with a contested election of directors. Such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board of directors in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Shareholder Voting.

        Both California and Delaware law generally require that shareholders owning a majority of the outstanding stock of both acquiring and target corporations approve statutory mergers.

  Delaware.

        Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the existing certificate of incorporation; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

        Delaware law also does not require a vote of the stockholders of the parent corporation of a surviving corporation in a merger.

  California.

        California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

        California law also requires the vote of the stockholders of the parent corporation of a surviving corporation in a merger which issues its securities in such transaction, unless such stockholders retain at least five-sixths of the voting power of the parent. This difference between California and Delaware law is among the factors which the Board of Directors anticipates will facilitate Sunland consummating a reverse acquisition transaction.

Other Comparisons.

        Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies that have more than one class of shares outstanding.

        California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish.

Appraisal Rights.

        Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to dissenters' rights of appraisal pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

  Delaware.

        Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

  California.

        The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Proposed Reincorporation). Appraisal or dissenters' rights are, therefore, not available to shareholders of Sunland California with respect to the Proposed Reincorporation. California law generally affords appraisal rights in sale of assets reorganizations.

Dissolution.

        Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation.

        Under Delaware law, unless a majority of the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by the stockholders entitled to vote thereon. Only if the dissolution is initially approved by a board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Sunland Delaware's Amended and Restated Certificate of Incorporation contains no such supermajority voting requirement, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Sunland Delaware that had previously been approved by its Board of Directors.

Interested Director Transactions.

        Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable simply because of such interest, provided that certain conditions, such as obtaining required disinterested approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

        Under California and Delaware law (i) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction also must be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (ii) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved.

        In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of Sunland California might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of Sunland Delaware, although less than a majority of a quorum. Sunland is not aware of any plans to propose any transaction involving directors of Sunland that could not be so approved under California law but could be so approved under Delaware law.

Shareholder Derivative Suits.

        California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        The following is a discussion of certain federal income tax considerations that may be relevant to holders of Common Stock of Sunland California who receive Common Stock of Sunland Delaware in exchange for their shares of Common Stock of Sunland California as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Sunland California Shareholders, such as dealers in securities, or those Sunland California Shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Sunland California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. In view of the varying nature of such tax consequences, each Shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the proposed reincorporation, including the applicability of federal, state, local or foreign tax laws.

        Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the following federal income tax consequences generally should result:

  •
  No gain or loss should be recognized by holders of Common Stock of Sunland California upon receipt of shares of Common Stock of Sunland Delaware pursuant to the Proposed Reincorporation;

  •
  The aggregate tax basis of the shares of Common Stock of Sunland Delaware received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Sunland California Common Stock surrendered in exchange therefor; and

  •
  The holding period of the shares of Common Stock of Sunland Delaware received by each Shareholder of Sunland California should include the period for which such Shareholder held the Sunland California Common Stock surrendered in exchange therefor, provided that such Sunland California Common Stock was held by the Shareholder as a capital asset at the time of the Proposed Reincorporation.

        Sunland has not requested a ruling from the Internal Revenue Service (the "IRS"), nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code. In any case, such an opinion would neither bind the IRS nor preclude it from asserting a contrary position. State, local or foreign income tax consequences to Shareholders may vary from the federal income tax consequences described above.

        Sunland should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Sunland Delaware should succeed, without adjustment, to the federal income tax attributes of Sunland California.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE CORPORATIONS

        Under Section 2115 of the California General Corporation Law, corporations not organized under California law that have significant contacts with California are subject to a number of key provisions of California law if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the foreign corporation's business is conducted in California and (ii) more than one-half of the foreign corporation's outstanding voting securities are held of record by persons having addresses in California. The application of this statute would not occur until the first day of the first income year of the corporation commencing on or after the 135th day of the income year immediately following the latest income year in which the corporation meets both of these tests. There is a risk that Sunland Delaware will become subject to this statute.

        If Sunland Delaware were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, Sunland Delaware could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters' rights and removal of directors as well as certain other provisions discussed above, to the potential exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

VOTE REQUIRED AND BOARD RECOMMENDATION

        Approval of the Reincorporation Proposal also will constitute approval of the (i) Merger Agreement, the Amended and Restated Certificate of Incorporation of Sunland Delaware and the Bylaws of Sunland Delaware, which include the provision allowing only holders of each class of Preferred Stock to vote on amendments to such Preferred Stock if the Board of Directors has determined that such amendment is not adverse to the holders of Sunland's Common Stock, and other changes to Sunland's corporate governance features and the rights of Sunland's shareholders as described in this Proposal and (ii) the restatement of Sunland's indemnification agreements with each of its officers and directors to afford such persons indemnification by Sunland to the fullest extent permitted by Delaware law. Approval will require the affirmative vote of the holders of a majority of the outstanding Common and Preferred shares of Sunland entitled to vote on the matter and a separate approval by each class of the Preferred Stock. The effect of an abstention or a broker non-vote is the same as that of a vote against the Reincorporation Proposal. On March 7, 2002, the Board of Directors met and approved the Proposed Reincorporation, and the changes to Sunland's corporate governance features and rights of Sunland's shareholders as described herein. One member of the Board of Directors, Gary Gray, voted in opposition to the Proposed Reincorporation.

        THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSED REINCORPORATION AND RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. ONE.

PROPOSAL NO. TWO
APPROVAL OF SUNLAND'S
TEN-FOR-ONE
REVERSE COMMON STOCK SPLIT

Introduction

        The Board has also approved and recommends to Sunland's Common Shareholders that they approve a ten-for-one reverse stock split of Sunland's Common Stock, whereby each outstanding share of Common Stock will be reclassified into one-tenth of a new share of Common Stock (the "Reverse Stock Split").

        The intent of the Reverse Stock Split is to reduce the number of shares of Common Stock outstanding. If the Reverse Stock Split is approved by the holders of the Common Stock at the Special Meeting and the holders of the Preferred Stock separately consent, the Reverse Stock Split will be effected unless there is a subsequent determination by the Board that the Reverse Stock Split is not in the best interests of Sunland and its Shareholders. Although the Board believes as of the date of this Proxy Statement that the Reverse Stock Split is advisable, the Reverse Stock Split may be abandoned by the Board at any time before, during or after the Special Meeting and prior to the execution of the Agreement and Plan of Merger, as set forth in Appendix A to this Proxy Statement.

        The Reverse Stock Split will be implemented only if the Proposed Reincorporation is approved by a majority of Sunland's outstanding shares. Dissenting stockholders have no appraisal rights under Delaware law or under Sunland's Certificate of Incorporation or Bylaws in connection with the Reverse Stock Split.

Purpose of the Reverse Stock Split

        The purpose of the Reverse Stock Split is to reduce the number of shares of Common Stock outstanding in order to give Sunland more flexibility in structuring potential transactions by having more shares of Sunland available to be issued. This greater flexibility may make Sunland more attractive to an acquiring company, thereby potentially increasing the amount of premium the acquiring company would be willing to pay. The Reverse Stock Split will be implemented as part of the Reincorporation merger and will reduce the number of issued and outstanding Common shares of Sunland from 4,549,441 to approximately 454,944.

Mechanics of the Reverse Stock Split

        If Proposal No. One and the Reverse Stock Split is approved by the holders of Common Stock at the Special Meeting, and unless there is a subsequent determination by the Board of Directors that the Reverse Stock Split is not in the best interests of Sunland and its stockholders, the Reverse Stock Split will be affected pursuant to the Merger Agreement, attached hereto as Appendix A. The Reverse Stock Split would become effective upon the execution of the Merger Agreement (the "Reverse Stock Split Date").

        Without any further action on the part of Sunland California or the holders of the Common Stock, the shares of Common Stock held by Shareholders of record as of the Reverse Stock Split would be converted on the Reverse Stock Split Date into the right to receive an amount of whole shares of new Common Stock equal to the number of their shares divided by ten. Sunland Shareholders need not exchange their stock certificates as a result of the Reverse Stock Split. Likewise, Shareholders should not destroy their stock certificates and should not send their stock certificate to Sunland before or after the Reverse Stock Split Date. Sunland's Common Stock will become $0.001 par value pursuant to the Proposed Reincorporation. The price at which Sunland's Preferred Stock may be converted into Sunland's Common (the "Conversion Price") in effect on the Reverse Stock Split Date will be multiplied by ten to reflect the Reverse Stock Split (the "Adjusted Conversion Price").

        No fractional shares would be issued. In lieu of any such fractional shares, fractional shares will be rounded up and any stockholder who would otherwise be entitled to a fractional share will receive a complete share.

        Approval of the Reverse Stock Split would not affect any continuing Shareholder's percentage ownership interest in Sunland or proportional voting power, except for minor differences resulting from the rounding up of fractional shares. The shares of Common Stock which would be issued upon approval of the Reverse Stock Split would be fully paid and nonassessable.

        Neither appraisal nor dissenters' rights are available to Shareholders of Sunland California with respect to the Reverse Stock Split.

Vote Required For The Reverse Stock Split

        Approval of the Reverse Stock Split will require the affirmative vote of the holders of a majority of the outstanding shares of Sunland entitled to vote on the matter. The effect of an abstention or a broker non-vote is the same as that of a vote against the Proposed Reincorporation. The Board of Directors met on March 7, 2002 and voted to approve the Reverse Stock Split. One member of the Board of Directors, Gary Gray, abstained from voting on the Reverse Stock Split.

        THE BOARD OF DIRECTORS HAS APPROVED THE REVERSE STOCK SPLIT AND RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. TWO.

OTHER INFORMATION

Section 16(A) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires Sunland's officers and directors and persons who own more than 10% of a registered class of Sunland's equity securities to file certain reports regarding ownership of, and transactions in, Sunland's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish Sunland with copies of all Section 16(a) forms that they file.

        Based solely on its review of such forms furnished to Sunland and written representations from certain reporting persons, Sunland believes that all filing requirements applicable to Sunland's executive officers, directors and more than 10% shareholders were complied with.

FORWARD-LOOKING STATEMENTS

        This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We have based these statements on our beliefs and assumptions, based on information currently available to us. These forward-looking statements are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations set forth in this Proxy Statement.

        Forward-looking statements are not guarantees of performance. Our future results and requirements may differ materially from those described in the forward-looking statements. Many of the factors that will determine these results and requirements are beyond our control. In addition to the risks and uncertainties discussed herein, investors should consider those discussed in all previous Forms 8-K, 10-QSB, and 10-KSB filings and, among others, those detailed in Sunland's 2001 10-KSB, which is being provided to Shareholders with this Proxy Statement.

Share Ownership By Principal Shareholders and Management

        The following table sets forth the beneficial ownership of Common Stock of Sunland as of [April 8, 2002] by:

  •
  all persons known to Sunland to be the beneficial owners of more than 5% of Sunland's Common or Preferred Stock,

  •
  each director and

  •
  all directors and executive officers as a group.

Name of Beneficial Owner:	Title of Class:(1)	Number of Shares and Nature of Ownership:	Percent of Class:(2)
AKAUSA Holdings Limited(3) Beneficial Owner	Common Series A Preferred Series B Preferred	1,075,000.00 — —	23.63 — —%
Ahmad Bin Khalid Al-Saud(3) Beneficial Owner	Common Series A Preferred Series B Preferred	1,075,000.00 — —	23.63 — —%

Universal Studios, Inc.(4) Beneficial Owner	Common Series A Preferred Series B Preferred	374,500.00 — —	8.23 — —%
Gerard Guez(9) Beneficial Owner	Common Series A Preferred Series B Preferred	499,634.00 1,454.50 10,783.60	9.89 2.95 9.28	% % %
Park Financial Corporation(13) Beneficial Owner	Common Series A Preferred Series B Preferred	181,531.00 12,253.20 —	4.04 25.89 —	% %
LDB Corporation(6) Beneficial Owner	Common Series A Preferred Series B Preferred	181,531.00 1,225.30 11,027.90	3.83 2.49 9.50	% % %
Checchi Family Trust(5) Beneficial Owner	Common Series A Preferred Series B Preferred	191,544.50 — 12,254.10	4.04 — 10.55	% %
Roger Burlage(7) Chairman and CEO	Common Series A Preferred Series B Preferred	545,134.40 612.70 5,513.90	10.70 1.24 4.75	% % %
Monique Green Chief Financial Officer	Common Series A Preferred Series B Preferred	— — —	— — —
Gary Gray(10) Director	Common Series A Preferred Series B Preferred	127,500.00 — —	2.72 — —%
Michael Doherty(8) Director	Common Series A Preferred Series B Preferred	80,000.00 — —	1.73 — —%
Bill Dallas(11) Director	Common Series A Preferred Series B Preferred	252,119.20 1,225.30 11,027.90	5.25 2.49 9.50	% % %
Paul Guez(12) Director	Common Series A Preferred Series B Preferred	1,106,612.30 7,245.70 53,387.80	19.57 14.72 27.40	% % %
All Directors and Officers as a Group(14)	Common Series A Preferred Series B Preferred	2,111,365.90 9,083.70 69,929.60	31.70 18.45 60.21	% % %

(1)
When voting with the shares of Common Stock on an as-converted basis, each share of Series A and Series B Preferred Stock is entitled to approximately 14.815 votes (the number of shares of Common Stock into which each share is convertible). The Series A Preferred Stock is entitled to elect two of Sunland's five directors and is otherwise entitled to vote on all matters (including the election of remaining directors) together with holders of Series B Preferred Stock and Common

  Stock voting as a class on an as-converted basis. Approval from the majority of the Series B Preferred Stock is required to approve the Proposals and is otherwise entitled to vote on all matters together with holders of Series A Preferred Stock and Common Stock voting as a class on an as-converted basis. As of March 31, 2002, there were 49,222 shares of Series A Preferred Stock outstanding and 116,147 shares of Series B Preferred Stock outstanding. The Series A and Series B Preferred Stock are economically equivalent and convert into the same number of shares of Common Stock.

(2)
The percent of Common Stock owned is calculated using the sum of (A) the number of shares of Common Stock owned, (B) the number of shares of Common Stock issuable upon conversion of the beneficial owner's Series A Preferred Stock and Series B Preferred Stock, and (C) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the numerator, and the sum of (X) the total number of shares of Common Stock outstanding (4,549,441), (Y) the number of shares of Common Stock issuable upon conversion of the beneficial owner's Series A Preferred Stock and Series B Preferred Stock, and (Z) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the denominator. The percent of Series A Preferred Stock owned is calculated using the number of shares of Series A Preferred Stock beneficially owned as the numerator and the total number of shares of Series A Preferred Stock outstanding on March 31, 2002 (49,222) as the denominator. The percent of Series B Preferred Stock owned is calculated using the number of shares of Series B Preferred Stock beneficially owned as the numerator and the total number of shares of Series B Preferred Stock outstanding on March 31, 2002 (116,147) as the denominator.

(3)
Includes shares held by AKAUSA and Mr. Ahmad Bin Khalid Al-Saud. The United States mailing address of AKAUSA and the United States address of Mr. Al-Saud is 3535 N. W. 58th Street, Suite 950, Oklahoma City, Oklahoma 73112. AKAUSA is a Cayman Islands corporation, 100% of whose stock is owned by Mr. Al-Saud, a citizen and resident of Saudi Arabia. 455,000 shares are held in AKAUSA's name, and 600,000 shares are held in Mr. Al-Saud's name. However, since Mr. Al-Saud owns 100% of AKAUSA, all voting power is held by Mr. Al-Saud.

(4)
The address of Universal Studios, Inc. is 100 Universal City Plaza, Universal City, California 91608.

(5)
The address of the Checchi Family Trust is 920 Manhattan Beach Blvd., #1, Manhattan Beach, California 90266. Percent of class of Common Stock includes 181,544.50 shares of Series B Preferred Stock (as-converted) .

(6)
The address of LDB Corporation is 444 Sidney Baker South, Kerrville, Texas 78028. Percent of class of Common Stock includes 18,152.80 shares of Series A Preferred Stock (as-converted); 163,378.30 shares of Series B Preferred Stock (as-converted).

(7)
The address of Mr. Burlage is c/o Sunland Entertainment Co. Inc., 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 9,077 shares of Series A Preferred Stock (as-converted); 81,688.40 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 454,369 shares of Common Stock within 60 days.

(8)
The address of Mr. Doherty is c/o Sunland Entertainment Co., 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes exercisable options/warrants to purchase 80,000 shares of Common Stock within 60 days.

(9)
The address of Mr. Guez is c/o Sunland Entertainment Company, 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 21,548 shares of Series A Preferred Stock (as-converted); 159,759 shares of Series B Preferred Stock (as converted); and exercisable options/warrants to purchase 208,327 shares of Common Stock within 60 days.

(10)
The address of Mr. Gray is c/o Milestone Capital Inc., 1800 West Loop South, Suite 1075, Houston, Texas 77027. Percent of class of Common Stock includes exercisable options/warrants to purchase 127,500 shares of Common Stock within 60 days.

(11)
The address of Mr. Dallas is c/o Sunland Entertainment Co., Inc., 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 18,152.80 shares of Series A Preferred Stock (as-converted); 163,378.30 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 70,588 shares of Common Stock within 60 days.

(12)
The address of Mr. Guez is c/o Sunland Entertainment Company, 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 134,575 shares of Series A Preferred Stock (as-converted); 790,940.20 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 208,327 shares of Common Stock within 60 days.

(13)
The address of Park Financial Corporation is 1800 Moler Road, Columbus, Ohio 43207. Percent of class of Common Stock includes 181,531 shares of Series A Preferred Stock (as-converted).

(14)
Includes the beneficial ownership of Messrs. Burlage, Guez, Gray, Doherty, and Dallas. Total Voting Power calculation includes the total number of options/warrants of such persons exercisable within 60 days (940,784) held by such persons to purchase shares of Common Stock. Assuming that none of such persons exercises within 60 days any of such his or her respective options or warrants, the Total Voting Power of the group is 20%.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SUNLAND ENTERTAINMENT CO., INC.
2001 SPECIAL MEETING OF SHAREHOLDERS

        The undersigned Shareholder of Sunland Entertainment Co., Inc., a California corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated April    , 2002, and hereby appoints C.J. Laychak and Monique Green, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of Sunland Entertainment Co., Inc. to be held on April 29, 2002, at 10:00 a.m., at the offices of Sunland, at 1835 W. Olympic Boulevard, Suite 550, Los Angeles, California 90064, and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH PROPOSAL LISTED. EITHER OF SUCH ATTORNEYS-IN-FACT OR THEIR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.

(Continued, and to be marked, dated and signed, on the other side)

Please mark your votes as indicated in ☒ this example
1.	Proposal to approve the change of Sunland's state of incorporation from California to Delaware and related amendments to Sunland's Certificate of Incorporation.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	Proposal to approve a ten-for-one reverse common stock split.*	FOR ☐	AGAINST ☐	ABSTAIN ☐
Signature Signature
Dated:

*
To become effective, if approved, upon the approval and implementation of Proposal No. One.

        (This Proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

APPENDIX A
AGREEMENT AND PLAN OF MERGER

        This Agreement and Plan of Merger (this "Agreement"), dated as of April    , 2002, by and between Sunland Entertainment Co., Inc., a California corporation (the "California Company"), and Sunland Entertainment Co., Inc., a Delaware corporation (the "Delaware Company"), is made with reference to the following facts:

        A.    The California Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and, prior to the date of this Agreement, has authority to issue Thirty Million (30,000,000) shares of common stock, no par value (the "California Common Stock") and Three Million (3,00,000) shares of preferred stock, $1 par value (the "California Preferred Stock").

        B.    Prior to the date of this Agreement, the California Company had issued and outstanding Four Million Five Hundred Forty-Nine Thousand Four Hundred and Forty One (4,549,441) shares of California Common Stock, options to acquire [                        ] shares of California Common Stock, and Three Million (3,000,000) shares of California Preferred Stock, of which Three Hundred Thousand (300,000) were designated as Series A, Three Hundred Thousand (300,000) were designated as Series B, and Two Million Four Hundred Thousand (2,400,000) were not classified.

        C.    The Delaware Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and, on the date of this Agreement, has authority to issue Thirty Million (30,000,000) shares of common stock, $0.001 par value per share ("Delaware Common Stock"), and Three Million (3,000,000) shares of preferred stock, $1.00 par value per share, of which Seventy-Five Thousand (75,000) are Series A, Two Hundred Fifty Thousand (250,000) are Series B and Two Million Six Hundred Seventy-Five Thousand (2,675,000) are not classified ("Delaware Preferred Stock").

        D.    The Delaware Company currently has One Hundred (100) shares of Delaware Common Stock issued and outstanding, all of which are owned by the California Company.

        E.    The respective Boards of Directors of the California Company and the Delaware Company have determined that it is advisable and in the best interests of each such corporation that the California Company be merged with and into the Delaware Company upon the terms and subject to the conditions provided in this Agreement for the purpose of effecting a reincorporation of the California Company in the State of Delaware and have, by resolutions duly adopted, approved this Agreement and directed that it be submitted to a vote of their respective shareholders and executed by the undersigned officers.

        NOW, THEREFORE, the parties agree as follows:

ARTICLE 2
Definitions

        When used in this Agreement, the following terms shall have the following meanings, respectively:

        2.1  "California Law" shall mean the California Corporations Code as currently in effect on the date of this Agreement.

        2.2  "Delaware Law" shall mean the Delaware General Corporation Law as currently in effect on the date of this Agreement.

        2.3  "Effective Time" shall mean the date and time when the Merger shall have become effective, in accordance with Section 3.2 below.

        2.4  "Merger" shall mean the merger of the California Company with and into the Delaware Company.

        2.5  "Surviving Corporation" shall mean the Delaware Company from and after the Effective Time.

ARTICLE 3
Merger

        3.1  Filings. The Merger shall become effective when the following actions shall have been completed:

          (a)  This Agreement and the Merger shall have been adopted and approved by the sole stockholder of the Delaware Company and the shareholders of the California Company;

          (b)  All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

          (c)  An executed Certificate of Merger (in the form attached hereto as Exhibit A, the "Certificate of Merger") shall have been filed with the Secretary of State of the State of Delaware. Following the filing with the Secretary of State of the State of Delaware, an executed counterpart of this Agreement, along with a certificate (substantially in the form attached hereto as Exhibit B-1 or B-2, as applicable) of a duly authorized officer of both the California Company and the Delaware Company, each meeting the requirements of California Law, shall be submitted for filing with the Secretary of State of the State of California.

        3.2  Merger Effectiveness. The Merger shall become effective for all purposes under Delaware Law when proper documentation has been filed with the Secretary of State of the State of Delaware in accordance with Section 3.1 above. The Merger shall become effective for purposes under California Law as of the time the Merger becomes effective in Delaware (although proper documentation will promptly be filed with the Secretary of State of the State of California in accordance with Section 3.1 above).

        3.3  Effect. At the Effective Time:

          (a)  the California Company shall be merged with and into the Delaware Company and the separate existence of the California Company shall cease;

          (b)  the Amended and Restated Certificate of Incorporation of the Delaware Company (a current draft of which is attached hereto as Exhibit C) in effect at the Effective Time shall continue as the Amended and Restated Certificate of Incorporation of the Surviving Corporation;

          (c)  the Bylaws of the Delaware Company (a current draft of which is attached hereto as Exhibit D, the "Bylaws") in effect at the Effective Time shall continue as the Bylaws of the Surviving Corporation;

          (d)  the Board of Directors of the Surviving Corporation shall be comprised of Roger A. Burlage, William Dallas, Michael S. Doherty, Gary M. Gray and Paul Guez;

          (e)  each officer of the California Company in office immediately prior to the Effective Time shall become an officer in the same capacity of the Surviving Corporation;

          (f)    each share of California Common Stock outstanding immediately prior to the Effective Time shall be converted into one-tenth of a share of Delaware Common Stock pursuant to Article 4 below, with an amount equal to the par value of the Delaware Common Stock to be allocated to the stated capital account of the Delaware Company, and all amounts in excess of such amount shown on the books of the California Company to be allocated to retained earnings or the capital surplus account, in accordance with good accounting practice;

          (g)  each share of California Preferred Stock outstanding immediately prior to the Effective Time shall be converted into one share of Delaware Preferred Stock pursuant to Article 4 below, with an amount equal to the par value of the Delaware Preferred Stock to be allocated to the stated capital account of the Delaware Company, and all amounts in excess of such amount shown on the books of the California Company to be allocated to retained earnings or the capital surplus account, in accordance with good accounting practice; and

          (h)  without further transfer, act or deed, the separate existence of the California Company shall cease and the Surviving Corporation shall possess all of the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of the California Company; and each and all of the rights, privileges, powers and franchises of the California Company, and all property, real, personal and mixed, and all debts due to the California Company on whatever account, stock subscriptions and other things in action or belonging to the California Company shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and each and every other interest of the California Company shall be thereafter as effectually the property of the Surviving Corporation as they were of the California Company; and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in the California Company shall not revert or be in any way impaired by reason of the Merger; and all rights of creditors of the California Company and all liens upon any property of the California Company shall be preserved unimpaired; and all debts, liabilities and duties of the California Company shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

        3.4  Further Assurances. The California Company agrees that if, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances are necessary or desirable to vest, perfect or confirm in the Surviving Corporation title to any property or rights of the California Company, the Surviving Corporation and its proper officers and directors may execute and deliver all such proper deeds, assignments and assurances and do all other things necessary or desirable to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement, in the name of the California Company or otherwise.

ARTICLE 4
Conversion of Shares

        4.1  Conversion of Shares. At the Effective Time:

          (a)  each share of California Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one-tenth (1/10) share of Delaware Common Stock; and

          (b)  No fractional shares of Delaware Common Stock shall be issued. In lieu of any such fractional shares, fractional shares shall be rounded up and any stockholder who would otherwise be entitled to a fractional share shall receive a complete share of Delaware Common Stock.

          (c)  each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and retired and no shares shall be issued in the Merger in respect thereof.

          (d)  each share of California Preferred Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of Delaware Preferred Stock.

        4.2  Stock Certificates.

          (a)  At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represent shares of California Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, the shares of Delaware Common Stock into which such shares formerly represented by such certificates have been converted as provided in this Agreement.

          (b)  At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represent shares of California Preferred Stock shall be deemed for all purposes to evidence ownership of, and to represent, the shares of Delaware Preferred Stock into which such shares formerly represented by such certificates have been converted as provided in this Agreement.

          (c)  The registered owner on the books and records of the Delaware Company or its transfer agents of any outstanding California Common Stock or Preferred Stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Delaware Company or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of stock evidenced by such outstanding certificate as above provided.

        4.3  Validity of Delaware Stock. All shares of Delaware Common Stock into which California Common Stock is to be converted pursuant to the Merger shall not be subject to any statutory preemptive rights, shall be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to such California Common Stock.

        4.4  Rights of Former Holders. From and after the Effective Time, no holder of certificates which evidenced California Common Stock immediately prior to the Effective Time shall have any rights with respect to the shares formerly evidenced by those certificates, other than to receive the shares of Delaware Common Stock into which such shares shall have been converted pursuant to the Merger.

ARTICLE 5
Covenants To Be Performed Prior to Closing Date

        5.1  Consents. Each of the California Company and the Delaware Company shall use its best efforts to obtain the consent and approval of each person whose consent or approval shall be required in order to permit consummation of the Merger.

        5.2  Governmental Authorizations. Each of the California Company and the Delaware Company shall cooperate in filing any necessary reports or other documents with any federal, state, local or foreign authorities having jurisdiction with respect to the Merger.

ARTICLE 6
Conditions

        The obligations of the California Company and the Delaware Company to consummate the Merger are subject to satisfaction of the following conditions:

        6.1  Authorization. The holders of a majority of the California Common and Preferred Stock shall have approved and adopted this Agreement and the Merger in accordance with California Law. All necessary action shall have been taken to authorize the execution, delivery and performance of this

Agreement by the California Company and the Delaware Company. The California Company and the Delaware Company shall have full power and authority to consummate the Merger.

        6.2  Consents and Approvals. All authorizations, consents and approvals (contractual or otherwise) of any state, federal, local or foreign government agency, regulatory body or official or any person (other than the California Company or the Delaware Company) necessary for the valid consummation of the Merger in accordance with this Agreement shall have been obtained and shall be in full force and effect.

ARTICLE 7
Miscellaneous

        7.1  Waiver and Amendment. This Agreement may be amended by action of the respective Boards of Directors of the California Company and the Delaware Company without action by the respective shareholders and stockholder of the parties, except that (i) any amendments to Section 4.1 above, (ii) any amendment changing the terms, rights, powers or preferences of Delaware Common or Preferred Stock or (iii) any amendment altering any terms of this Agreement, if such alteration would adversely affect the holders of any class or series of the capital stock of the California Company or the Delaware Company, must be approved by the holders of a majority of the California Common and Preferred Stock.

        7.2  Termination; Abandonment. This Agreement may be terminated and the Merger and other transactions provided for by this Agreement abandoned at any time prior to the Effective Time, whether before or after adoption and approval of this Agreement by the shareholders of the California Company, by action of the Board of Directors of the California Company if the Board determines that the consummation of the transactions contemplated by this Agreement would not, for any reason, be in the best interests of the California Company and its shareholders.

        7.3  Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the Merger and supersedes all prior and concurrent arrangements, letters of intent or understandings relating to the Merger.

        7.4  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which when taken together shall constitute one and the same agreement. This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the parties.

        7.5  Headings. The article, section and paragraph headings in this Agreement are intended principally for convenience and shall not, by themselves, determine rights and obligations of the parties to this Agreement.

        7.6  No Waiver. No waiver by any party of any condition, or the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other term or covenant contained in this Agreement.

        7.7  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and so far as applicable, the merger provisions of the California Corporations Code.

        7.8  Approval of the California Company as the Sole Stockholder of the Delaware Company. By its execution and delivery of this Agreement, the California Company, as the sole stockholder of the Delaware Company, consents to, approves and adopts this Agreement and approves the Merger, subject to the approval and adoption of this Agreement by the holders of a majority of the shares of the California Common Stock, pursuant to Section 6.1. The California Company agrees to execute such instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement and the Merger as the sole stockholder of the Delaware Company.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

SUNLAND ENTERTAINMENT CO., INC., a California corporation
By:
Its:
SUNLAND ENTERTAINMENT CO., INC., a Delaware corporation
By:
Its:

EXHIBIT A
CERTIFICATE OF MERGER OF
SUNLAND ENTERTAINMENT CO., INC. WITH AND INTO
SUNLAND ENTERTAINMENT CO., INC.
(a California corporation) (a Delaware corporation)

        The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

        FIRST: The name and state of incorporation of each of the constituent corporations in the merger (the "Constituent Corporations") are as follows:

Name	State of Incorporation
Sunland Entertainment Co., Inc.	California
Sunland Entertainment Co., Inc.	Delaware

        SECOND: An Agreement and Plan of Merger dated as of April    , 2002 (the "Merger Agreement") among Sunland Entertainment Co., Inc., a California corporation ("California Company"), and Sunland Entertainment Co., Inc., a Delaware corporation and a wholly owned subsidiary of California Company ("Delaware Company"), has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with the requirements of Section 252 of the General Corporation Law of the State of Delaware.

        THIRD: Delaware Company shall be the surviving corporation of the merger (the "Surviving Corporation").

        FOURTH: The Amended and Restated Certificate of Incorporation of Delaware Company shall be the certificate of incorporation of the Surviving Corporation.

        FIFTH: The executed Merger Agreement is on file at an office of the Surviving Corporation located at
11835 W. Olympic Boulevard, Suite 550, Los Angeles, California 90064, a copy of which will be furnished by the Surviving Corporation, upon request and without cost, to any stockholder of either Constituent Corporation.

        IN WITNESS WHEREOF, this Certificate of Merger has been executed on this            day of April, 2002.

SUNLAND ENTERTAINMENT CO., INC., (a Delaware corporation)
By:	Roger A. Burlage
Its:	Chief Executive Officer
ATTEST:
By:
Its:	Secretary

EXHIBIT B-1

SUNLAND ENTERTAINMENT CO., INC.,
a California corporation
OFFICERS' CERTIFICATE OF APPROVAL
OF
AGREEMENT OF MERGER

        Roger A. Burlage and                        hereby certify that:

        1.    They are the Chief Executive Officer and Secretary, respectively, of Sunland Entertainment Co., Inc., a California corporation (the "Corporation").

        2.    The Agreement and Plan of Merger in the form attached was duly approved by the board of directors of the Corporation.

        3.    The Corporation is authorized to issue two classes of stock designated "Preferred Stock" and "Common Stock," respectively. The total number of outstanding shares of the Corporation is 454,944 shares of Common Stock and 325,000 shares of Preferred Stock, of which 75,000 shares are Series A, 250,000 are Series B, and 2,675,000 are not classified.

        4.    The shareholder approval was by the vote of a number of shares which equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares of Stock entitled to vote on the matter.

        We hereby declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated: April    , 2002

Roger A. Burlage, Chief Executive Officer
, Secretary

EXHIBIT B-2

SUNLAND ENTERTAINMENT CO., INC.,
a Delaware corporation
OFFICERS' CERTIFICATE OF APPROVAL
OF
AGREEMENT OF MERGER

        Roger A. Burlage and                        hereby certify that:

        1.    They are the Chief Executive Officer and Secretary, respectively, of Sunland Entertainment Co., Inc., a Delaware corporation (the "Corporation").

        2.    The Agreement and Plan of Merger in the form attached was duly approved by the board of directors and shareholders of the Corporation.

        3.    The total number of outstanding shares of the Corporation is 100 shares of Common Stock.

        4.    The shareholder approval was by the vote of a number of shares which equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares of Common Stock.

        We hereby declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated: April    , 2002

Roger A. Burlage, Chief Executive Officer
, Secretary

APPENDIX B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SUNLAND ENTERTAINMENT CO., INC.

        Sunland Entertainment Co., Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

        A.    The corporation was originally incorporated as Sunland Entertainment Co., Inc. pursuant to a Certificate of Incorporation of the corporation filed with the Secretary of State of the State of Delaware on March    , 2002.

        B.    This Amended and Restated Certificate of Incorporation (i) has been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the Delaware General Corporation Law by the Board of Directors and stockholders of the corporation and (ii) restates, integrates and further amends the provisions of the Certificate of Incorporation of the corporation.

        C.    The text of the Certificate of Incorporation as heretofore amended or supplemented is hereby amended and restated in its entirety, effective as of the effective date of this filing, to read as follows:

ARTICLE I

        The name of the corporation is Sunland Entertainment Co., Inc.

ARTICLE II

        The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

        The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or hereafter may be amended.

ARTICLE IV

        Limitation of Liability of Directors.    Each person who is or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in the second paragraph of this section, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the corporation for any expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

ARTICLE V

        Common Stock.    The corporation shall have authority to issue Thirty Million (30,000,000) shares of common stock with par value of one tenth of one cent ($.001) (the "Common Stock").

        1.    VOTING RIGHTS. Except as otherwise required by law or this Amended and Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

        2.    DIVIDENDS. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

ARTICLE VI

        Series Preferred Stock.    The Board of Directors of the corporation is expressly authorized to provide for the issuance, in one or more series, of Three Million (3,000,000) shares of preferred stock with par value of one dollar ($1.00) (the "Preferred Stock"). The Preferred Stock shall be issued as Series A Convertible Preferred Stock (the "Series A Preferred Stock") and Series B Convertible Preferred Stock (the "Series B Preferred Stock") and, for all or any of the remaining shares of Preferred Stock, as such series as the Board of Directors may designate in the resolution or resolutions providing for such issue. For each such series, the Board of Directors is expressly authorized to provide for the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof.

ARTICLE VII

        Series A Preferred Stock.    The rights, preferences, privileges and restrictions granted to and imposed on the Series A Preferred Stock, which series shall consist of Seventy-Five Thousand (75,000) shares, are as follows:

        1.    DESIGNATION; NUMBER OF SHARES. The corporation is authorized to issue Seventy-Five Thousand (75,000) shares of the Series A Convertible Preferred Stock (the "Series A

Preferred Stock"). Each share shall have a stated value of One Hundred Dollars $100.00 (the "Stated Value").

        2.    RANK. The Series A Preferred Stock shall rank (i) prior to all of the corporation's Common Stock and any class or series of preferred or other capital stock now outstanding or hereafter issued (other than the Series B Preferred Stock, with respect to which the Series A Preferred Stock shall rank on an equal basis), as to distributions of assets upon the liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary and (ii) prior to all Common Stock and prior to or on parity with any class or series of preferred or other capital stock now outstanding or hereafter issued (other than the Series B Preferred Stock, with respect to which the Series A Preferred Stock shall rank on an equal basis) as to payment of dividends.

        3.    DIVIDENDS.

          (a).  Holders of the Series A Preferred Stock shall be entitled to receive an annual dividend at the rate, in the form, at the times and in the manner set forth in this Section 3. Such dividends shall accrue on any given share from the day of issuance of such share (which shall include for this purpose the date of issuance of any predecessor share) until the Conversion Date (as defined in Section 5(c)(iii) of this Article VII applicable to such share.

          (b)  Holders of Series A Preferred Stock shall be entitled to receive, and the corporation shall pay, in cash or additional shares of Series A Preferred Stock, at its sole option, cumulative dividends as follows: if paid, at the option of the corporation, in additional shares of Series A Preferred Stock, at the rate per share (as a percentage of the Stated Value per share) equal to 7% per annum (the number of additional shares of Series A Preferred Stock issuable shall be calculated by dividing the amount of the dividend by $100), or (ii) if paid, at the option of the corporation, in cash, dividends shall be calculated at a rate per share (as a percentage of the Stated Value per share) equal to 7% per annum. Any such dividend payment may be made, in the sole discretion of the Board of Directors, partially in cash and partially in shares of Series A Preferred Stock determined in accordance with the preceding terms; provided further, that in the event that any such dividend payment is made partially in cash and partially in shares of Series A Preferred Stock, each holder of Series A Preferred Stock shall receive a ratable amount of cash and Series A Preferred Stock. If any fractional interest in a share of Series A Preferred Stock would be delivered upon any payment of dividends pursuant to this Section 3, the corporation, in lieu of delivering the fractional share of Series A Preferred Stock shall pay an amount to the holder thereof equal to such fraction multiplied by the Stated Value. All shares of Series A Preferred Stock issued as a dividend shall be duly authorized, validly issued, fully paid and nonassessable.

          (c)  Dividends on the Series A Preferred Stock shall accrue daily commencing on the date of issuance of such shares, and shall be deemed to accrue whether or not earned or declared and whether or not there are profits, surplus or other funds of the corporation legally available for the payment of dividends, and shall be paid quarterly in four equal quarterly payments on the last day of March, June, September and December of each year (each such date being a "Dividend Payment Date"). The party that holds the Series A Preferred Stock on an applicable Dividend Payment Date or on the Conversion Date with respect to shares of Series A Preferred Stock being converted on such date will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such Dividend Payment Date. Except as otherwise provided herein, if at any time the corporation pays less than the total amount of dividends then accrued on account of the Series A Preferred Stock, such payment shall be distributed ratably among the holders of Series A Preferred Stock based upon the number of shares held by each holder on such applicable record date. Dividends shall accrue on the basis of a 360-day year consisting of twelve 30-day months (four 90 day quarters) and the actual number of days elapsed in the period for which payable.

          (d)  No dividends or other distributions (other than dividends payable in Junior Dividend Stock (as defined below)) shall be paid or set apart for payment on, and no purchase, redemption or other acquisition shall be made by the corporation, or any of its subsidiaries, of, any shares of Common Stock or other capital stock of the corporation ranking junior as to payment of dividends on the Series A Preferred Stock (such Common Stock and other capital stock being referred to herein collectively as "Junior Dividend Stock") unless all dividends on the Series A Preferred Stock have been paid in full.

        4.    LIQUIDATION PREFERENCE. In the event of a liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the corporation an amount equal to the dividends accumulated and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, plus a sum equal to $100.00 per share, and no more (the "Liquidation Amount"), before any payment shall be made or any assets distributed to the holders of Common Stock or any other capital stock of the corporation. The entire assets of the corporation available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock. After payment in full of the liquidation preference of the shares of the Series A Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the corporation. A consolidation, merger or business combination of the corporation with another corporation (in the event that the corporation is not the surviving entity and the holders of Common Stock prior to the transaction do not hold more than a majority of the outstanding shares of the surviving entity immediately after the transaction) or the sale or conveyance of all or substantially all of the corporation's assets, shall be deemed to be a liquidation, dissolution or winding up of the corporation for purposes of this Section 4.

        5.    CONVERSION. The record holders of Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert. Each share of Series A Preferred Stock shall be convertible at the option of the holder at any time prior to 11:00 a.m. Pacific Standard Time on the business day next preceding the date fixed for redemption of such share pursuant to Section 6 below, into shares of Common Stock at an initial conversion price of $67.50 per share (the "Initial Conversion Price"), subject to adjustment as set forth in Section 6 of this Article VII (as adjusted from time to time, the "Conversion Price"), at the office of the corporation or any transfer agent for the Series A Preferred Stock, at any time beginning on the date hereof. The number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock shall be calculated by dividing the Stated Value of such share of Series A Preferred Stock by the Conversion Price.

          (b)  Automatic Conversion. This Section 5(b) shall apply if and only if the corporation is a Listed Corporation as that term is defined below. If the corporation is a Listed Corporation, then, during any period following April 14, 2002 in which the Average Market Price of the Common Stock exceeds 175% of the Conversion Price and the average daily trading volume of the Common Stock for the same period such Average Market Price is determined exceeds 1,000 shares, the corporation may, at its option, require the holders of Series A Preferred Stock to convert all such shares on the same terms as set forth in Section 5(a) above. "Average Market Price" of the Common Stock shall mean the average of the daily closing prices of the Common Stock for the twenty trading days preceding the Conversion Date. The closing price for each day shall be the last reported sale price regular way of the Common Stock or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way of the Common Stock, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System. For purposes of this Section 5, "Listed Corporation" means any of the following: (i) a corporation with outstanding shares on the New York Stock Exchange or the American Stock Exchange or (ii) a corporation with outstanding securities listed on the National Market System of the Nasdaq Stock Market (or any successor to that entity).

          (c)  Mechanics of Conversion.

            (i)    At Holder's Option pursuant to Section 5(a) above. In order to convert Series A Preferred Stock into full shares of Common Stock, a Holder shall deliver, no later than 11:00 a.m., Pacific Standard Time on the business day next preceding the conversion date, to the office of the corporation's designated transfer agent for the Series A Preferred Stock (the "Transfer Agent") (1) a fully executed notice of conversion ("Notice of Conversion"), and (2) the original certificate or certificates evidencing the Series A Preferred Stock (a "Certificate"), duly endorsed.

            (ii)  Automatic Conversion Pursuant to Section 5(b) above. Upon the satisfaction of the conditions set forth in Section 5(b) above, the corporation may, by notice to the holders of Series A Preferred Stock elect to require such holders to convert all shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock at the applicable Conversion Price. Such notice shall be delivered by first class mail, postage prepaid, shall be given to the holders of record of the Series A Preferred Stock to be converted, addressed to such holders at their last addresses as shown on the corporation's stock transfer ledger. Such notice of conversion shall specify the date fixed for conversion; the then effective Conversion Price; that accumulated but unpaid dividends to the date fixed for conversion will be paid, at the corporation's election in cash or in a number of shares of Common Stock equal to the dividend amount divided by the Conversion Price on the date fixed for conversion (which shall be within thirty (30) days of the notice); and that on and after the Conversion Date, dividends will cease to accumulate on such shares. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not a holder of the Series A Preferred Stock receives such notice; and failure to give such notice or any defect in such notice, shall not affect the validity of the proceedings for the conversion.

            (iii)  Conversion Date. The date on which conversion occurs (the "Conversion Date") shall be deemed to be the date the Notice of Conversion and the original Certificates representing the Series A Preferred Stock to be converted are surrendered to the Transfer Agent.

            (iv)  Issuance of Common Stock Within Three (3) Business Days. Upon receipt of the original Certificates representing the Series A Preferred Stock to be converted, the corporation shall use its reasonable best efforts to cause the Transfer Agent to issue the appropriate number of shares of Common Stock no later than three (3) business days thereafter.

            (v)  No Fractional Shares. If any conversion of the Series A Preferred Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall, on an aggregate basis, be rounded to the nearest number of shares.

            (vi)  Lost or Stolen Certificates. Within three (3) business days after receipt by the corporation of evidence of the loss, theft, destruction or mutilation of a certificate or certificates representing the Series A Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the corporation and the Transfer Agent, and upon surrender and cancellation of the Series A Preferred Stock, if mutilated, the corporation shall use its reasonable best efforts to cause the execution and delivery of new Series A Preferred Stock of like tenor and date. The corporation shall not be required to deliver new Series A Preferred Stock if the request for replacement is made contemporaneously with the conversion or redemption of such Series A Preferred Stock.

            (vii) Record Holders. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (d)  Reservation of Stock Issuable Upon Conversion. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be issuable upon the conversion of all then outstanding Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to issue all shares of Common Stock issuable upon the conversion of all then outstanding Series A Preferred Stock, the corporation will as soon as practicable take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

        6.    ADJUSTMENT TO CONVERSION PRICE AND CONVERSION SHARES.

          (a)  Prohibited Actions. So long as any shares of Series A Preferred Stock are outstanding, the corporation will not avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock or impair the ability of the holders of Series A Preferred Stock to realize the full intended economic value thereof, but will at all times in good faith assist in the carrying out of all such terms, and of the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of Series A Preferred Stock against dilution or other impairment.

          (b)  Adjustment of Number of Shares. Subject to any applicable exceptions set forth in Section 6(g) below, if and whenever after the date hereof the corporation shall in any manner (i) issue or sell any shares of its Common Stock for less than Fair Value (as defined in Section 6 (k) below) as determined at the time of such issuance or sale, or (ii) grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase any options, warrants, convertible securities, securities and other rights to acquire from the corporation shares of Common Stock (the "Common Stock Equivalents"), or issue or sell (whether directly or by assumption in a merger or otherwise) Common Stock Equivalents, and the price per share for which Common Stock is issuable upon exercise, conversion or exchange of such Common Stock Equivalents (determined by dividing (x) the aggregate amount received or receivable by the corporation as consideration for the issue, sale or grant of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration, if any, payable to the corporation upon the exercise, conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Common Stock Equivalents) shall be less than the Fair Value (after taking into account any consideration received or receivable by the corporation with respect to the exercise, exchange or conversion of any Common Stock Equivalents) on the date of such issue, sale or grant, whether or not the rights to exercise, exchange or convert thereunder are immediately exercisable or (iii) declare a dividend or make any other distribution upon any stock of the corporation payable in Common Stock or Common Stock Equivalents, then the Conversion Price shall be reduced to a price determined by multiplying the Conversion Price in effect prior to the adjustment referred to in this Section 6(b)

  by a fraction, the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock outstanding (including shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock) immediately prior to such issue, sale, grant, dividend or distribution, plus (y) (A) the consideration, if any, received or receivable by the corporation upon any such issue or sale, plus, in the case of Common Stock Equivalents, the minimum aggregate amount of additional consideration, if any, payable to the corporation upon the exercise, conversion or exchange of such Common Stock Equivalents divided by (B) the Fair Value as determined at the time of such issue or sale, and the denominator of which is the total number of shares of Common Stock outstanding (including shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock) immediately after such issue, sale, grant, dividend or distribution.

          (c)  Record Date. The record date for the holders of the Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in shares of Common Stock or Common Stock Equivalents, or (b) to subscribe for or purchase shares of Common Stock or Common Stock Equivalents shall be the date determined by the Board of Directors as the record date for such purposes or, if none is established by the Board of Directors, then the record date shall be the effective date for such action; provided however, that if such dividend or other distribution payable in shares of Common Stock or Common Stock Equivalents is not paid on the applicable payment date, then such shares of Common Stock issuable upon conversion of Series A Preferred Stock, and the applicable Conversion Price, shall be adjusted so as to give effect as if each declaration of a dividend or other distribution had never been made

          (d)  Certain Dividends. In case the corporation shall pay a dividend or make a distribution generally to the holders of the Common Stock of shares of its capital stock (other than shares of Common Stock), evidences of its indebtedness, assets or rights, warrants or options (excluding (i) dividends or distributions payable in cash out of the current year's or retained earnings of the corporation, (ii) distributions relating to subdivisions and combinations covered by Section 6(e) below, (iii) distributions relating to reclassifications, changes, consolidations, mergers, sales or conveyances covered by Section 6(f) below and (iv) rights, warrants or options to purchase or subscribe for shares of Common Stock or Common Stock Equivalents or other issuances covered by Section 6(b)), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date mentioned below by a fraction, the numerator of which shall be (x) the total number of shares of Common Stock then outstanding (including shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock) multiplied by the Fair Value per share of Common Stock on the record date mentioned below, minus (y) the Fair Value as of such record date of said shares of stock, evidences of indebtedness or assets so paid or distributed or of such rights, warrants or options, plus (z) in the case of rights, warrants or options, the minimum aggregate amount of consideration payable to the corporation upon the exercise of such rights, options or warrants, and the denominator of which shall be the total number of shares of Common Stock then outstanding (including shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock) multiplied by the Fair Value per share of Common Stock on the record date mentioned below. Such adjustments shall be made whenever any such dividend is paid or such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution.

  In the event of a distribution by the corporation of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Conversion Price, the holders of Series A Preferred Stock, upon the conversion thereof at any time after such distribution, shall be entitled to receive from the corporation, such subsidiary or both, as the corporation shall determine, the stock or other securities to which such holders would have been entitled if such holders had converted the Series A Preferred Stock immediately prior thereto, all subject to further adjustment as provided in this Section 6; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made upon the conversion of the Series A Preferred Stock.

          (e)  Subdivision or Combination of Shares. In case the corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionally reduced. In case the outstanding shares of the Common Stock of the corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          (f)    Reorganization, Merger, etc. In case of any capital reorganization, reclassification or similar transaction involving the capital stock of the corporation (other than as provided in Section 6(e) above), any consolidation, merger or business combination of the corporation with another corporation, or the sale or conveyance of all or substantially all of its assets (a "Reorganization Event"), shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets (including cash) with respect to or in exchange for shares of the Common Stock, then, prior to and as a condition of such reorganization, reclassification, consolidation, merger, business combination, sale or conveyance, lawful and adequate provision shall be made whereby the holders of Series A Preferred Stock shall thereafter have the right to receive upon conversion of the Series A Preferred Stock and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion of the Series A Preferred Stock, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon conversion of the Series A Preferred Stock had such reorganization, reclassification, consolidation, merger, business combination, sale or conveyance not taken place. In any such case, appropriate provision shall be made with respect to the rights and interests of the holders of Series A Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as may be, in relation to any stock, securities or assets thereafter deliverable upon the conversion of the Series A Preferred Stock. The corporation shall not effect any such consolidation, merger, business combination, sale or conveyance unless prior to or simultaneously with the consummation thereof the survivor or successor corporation (if other than the corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and sent to each holder of Series A Preferred Stock, the obligation to deliver to such holder of Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder of Series A Preferred Stock may be entitled to receive, and containing the express assumption by such successor corporation of the due and punctual performance and observance of every provision herein to be performed and observed by the corporation and of all liabilities and obligations of the corporation hereunder.

          (g)  Exceptions to Adjustment. Anything herein to the contrary notwithstanding, the corporation shall not be required to make any adjustment of the Conversion Price or Conversion Quantity (i) upon the issuance of additional shares of Series A Preferred Stock pursuant to Section 3(b) of this Article VII or the issuance of Series B Preferred Stock pursuant to Article VIII, Section 3(b), (ii) upon the issuance of Common Stock issuable upon conversion of Series A or Series B Preferred Stock, (iii) upon the exercise or conversion of any warrants, options, subscriptions, convertible notes, convertible debentures, convertible preferred stock or other convertible securities issued and outstanding on the date that the Series A Preferred Stock is originally issued in accordance with the terms of such securities as of such date; (iv) upon the grant or exercise of any stock or options which may hereinafter be granted or exercised under any employee benefit plan of the corporation existing as of the date that the Series A Preferred Stock is originally issued or to be implemented in the future, or upon grant or exercise of any stock or options to or by any officer, director, employee, agent, consultant or other entity providing services to the corporation, whether or not under a plan, if such grant or plan was approved by the Board of Directors of the corporation; (v) upon the issuance of securities in connection with any merger, acquisition or consolidation, or purchase of assets or business from another person, so long as the corporation is the surviving corporation; (vi) upon the issuance of securities issued as the result of anti-dilution rights granted to a third party; or (vii) upon the issuance of securities in a private placement made after the date hereof at a discount below the Average Market Price thereof which does not exceed 20%.

          (h)  Treasury Shares. The number of shares of the Common Stock outstanding at any time shall not include shares owned or held by or for the account of the corporation or any of its subsidiaries, and the disposition (but not the cancellation) of any such shares shall be considered an issue or sale of the Common Stock for the purposes of Section 6.

          (i)    Adjustment Notices to Holders of Series A Preferred Stock. Upon any increase or decrease in the number of shares of Common Stock issuable upon the conversion of Series A Preferred Stock, or upon any adjustment in the Conversion Price, then, and in each such case, the corporation shall promptly deliver written notice thereof to each holder of Series A Preferred Stock, which notice shall state the increased or decreased number of shares of Common Stock issuable upon conversion of Series A Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based. Such notice shall also contain a certificate of the corporation's independent public accountants as to the correctness of such adjustments and calculations and to the effect that such adjustments and calculations have been made in accordance with the terms hereof.

          (j)    Minimum Adjustment. No adjustment shall be made under this Section 6 unless such adjustment would change the Conversion Price at the time by $1.25 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Conversion Price at the time by $1.25 or more.

          (k)  Fair Value Defined. "Fair Value" of the Common Stock as of a particular date shall mean the average of the daily closing prices for the preceding twenty trading days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System. If such quotations are unavailable, or with respect to other appropriate security, property, assets, business or entity, "Fair Value" shall mean the fair value of such item as determined by mutual agreement reached by the corporation and the holders of a majority of the shares of Series A Preferred Stock (the "Majority of the Holders") or, in the event the parties are unable to agree, an opinion of an independent investment banking firm or firms in accordance with the following procedure. In the case of any event which gives rise to a requirement to determine "Fair Value" hereunder, the corporation shall be responsible for initiating the process by which Fair Value shall be determined as promptly as practicable, but in any event within sixty (60) days following such event and if the procedures contemplated herein in connection with determining Fair Value have not been complied with fully, then any such determination of Fair Value for any purpose hereunder shall be deemed to be preliminary and subject to adjustment pending full compliance with such procedures. Upon the occurrence of an event requiring the determination of Fair Value, the corporation shall give the holders of Series A Preferred Stock notice of such event, and the corporation and the holders of Series A Preferred Stock shall engage in direct good faith discussions to arrive at a mutually agreeable determination of Fair Value. In the event the corporation and the Majority of the Holders are unable to arrive at a mutually agreeable determination within thirty (30) days of the notice, the corporation's regular firm of outside certified accountants shall make such determination and render such opinion. The determination so made shall be conclusive and binding on the corporation and the holders of Series A Preferred Stock. The fees and expenses of the investment banking firm retained for such purpose shall be shared equally by the corporation and the holders of Series A Preferred Stock.

          (l)    Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 6, a holder of Series A Preferred Stock shall, upon conversion of such stock, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6.

        7.    REDEMPTION BY THE CORPORATION.

          (a)  The Corporation's Right to Redeem. At any time beginning April 14, 2004, the corporation shall have the right, in its sole discretion, to redeem all or any part of the outstanding Series A Preferred Stock.

            (i)    Redemption Price. The "Redemption Price" shall be equal to the Liquidation Amount.

            (ii)  Mechanics of Redemption. The corporation shall effect any such redemption by giving at least 30 days prior written notice ("Notice of Redemption") to (A) the holders of Series A Preferred Stock selected for redemption, at the address and facsimile number of such holder appearing in the corporation's register for the Series A Preferred Stock and (B) the Transfer Agent, which Notice of Redemption shall be deemed to have been delivered three (3) business days after the corporation's mailing (by overnight courier, with a copy by facsimile) of such Notice of Redemption. Such Notice of Redemption shall indicate the date which such redemption is to become effective (the "Redemption Date") and the Redemption Price.

            (iii)  The Corporation Must Have Immediately Available Funds or Credit Facilities. The corporation shall not be entitled to send any Notice of Redemption and begin the redemption procedure under this Section 7(a) unless it believes in good faith that as of the Date of Redemption it will have:

              (1)  the full amount of the aggregate Redemption Price in cash, available in a demand or other immediately available account in a bank or similar institution; or

              (2)  immediately available credit facilities, in the full amount of the aggregate Redemption Price with a bank or similar financial institution, or

              (3)  a combination of the items set forth in (1) and (2) above, aggregating the full amount of the aggregate Redemption Price.

          (b)  Payment of Redemption Price. Each holder of Series A Preferred Stock submitting stock being redeemed under this Section 6 shall send their certificates representing the stock so redeemed to the corporation or its Transfer Agent, and the corporation shall pay the redemption price to that holder within ten (10) business days of the date of such receipt of the certificates. The corporation shall not be obligated to deliver the Redemption Price unless the certificates representing the Series A Preferred Stock so redeemed are delivered to the corporation or its Transfer Agent, or in the event one or more certificates have been lost, stolen, mutilated or destroyed, the holder has complied with Section 5(c)(vi).

        8.    STATUS OF CONVERTED OR REDEEMED STOCK AND STOCK UPON A REORGANIZATION EVENT. On the first to occur with respect to any Series A Preferred Stock of a Conversion Date or a Redemption Date, such Series A Preferred Stock shall no longer be deemed to be outstanding and all rights with respect thereto, except only the right of the holders of Series A Preferred Stock to receive shares of Common Stock upon such conversion, payment of the applicable Redemption Price upon such redemption or the receipt of the consideration payable to holders of Common Stock in the Reorganization Event as if such shares of Series A Preferred Stock were converted immediately prior to the record date or other date of determination of the holders of Common Stock entitled to receive consideration in such Reorganization Event, shall terminate, and such shares of Series A Preferred Stock shall be canceled. The Series A Preferred Stock so canceled shall return to the status of authorized but unissued Preferred Stock of no designated series.

        9.    PROTECTIVE PROVISIONS.

          (a)  So long as shares of Series A Preferred Stock are outstanding, the corporation may waive or amend any term of this Article VIII of the Amended and Restated Certificate of Incorporation only with the approval (by vote or written consent) of the holders of a majority of the Series A Preferred Stock then outstanding, and in such event (i) the holders of the corporation's Common Stock shall not be entitled to vote on such waiver or amendment if the corporation's Board of Directors has determined that the waiver or amendment is not adverse to such holders and (ii) the holders of the corporation's Series B Preferred Stock (or the holders of any other class of Preferred Stock) shall not be entitled to vote on any such waiver or amendment unless the holders of the Common Stock are entitled to vote thereon, in which case the holders of the Series B Preferred Stock shall vote on an "as converted" basis.

          (b)  So long as shares of Series A Preferred Stock are outstanding, the corporation shall not, without the consent of the holders of a majority of the shares of Series A Preferred Stock then outstanding:

            (i)    issue any class or series of preferred or other capital stock senior to the Series A Preferred Stock as to payment of dividends or senior to or on a parity with the Series A Preferred Stock as to payments on liquidation, dissolution or winding up of the corporation;

            (ii)  amend its Articles of Incorporation or bylaws in any manner which would impair or reduce the rights of the Series A Preferred Stock; or

            (iii)  permit a liquidation, dissolution or winding up of the corporation to occur.

        10.  VOTING RIGHTS. For so long as at least 42,500 shares of Series A Preferred Stock remain outstanding, the holders of Series A Preferred Stock shall as a class be entitled to elect two directors to the corporation's Board of Directors and shall otherwise be entitled to vote on all matters (including the election of remaining directors) together with the holders of Common Stock, voting together as one class. Except as otherwise provided in this Certificate of Incorporation, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible under Section 5. Holders of the Series A Preferred Stock shall be entitled to notice of all shareholders meetings or written consents with respect to which they would be entitled to vote.

        11.  PREFERENCE RIGHTS. Nothing contained herein shall be construed to prevent the Board of Directors of the corporation from issuing one or more series of Preferred Stock with dividend and/or liquidation preferences junior to the dividend, liquidation and other preferences of the Series A Preferred Stock.

ARTICLE VIII

        Series B Preferred Stock.    The rights, preferences, privileges and restrictions granted to and imposed on the Series B Convertible Preferred Stock (the "Series B Preferred Stock"), which series shall consist of One Hundred Seventy-Five Thousand (250,000) shares, are as follows:

        1.    DESIGNATION; NUMBER OF SHARES. The corporation is authorized to issue Two Hundred and Fifty Thousand (250,000) shares of Series B Convertible Preferred Stock (the "Series B Preferred Stock"). Each share shall have a stated value of One Hundred Dollars $100.00 (the "Stated Value").

        2.    RANK. The Series B Preferred Stock shall rank (i) prior to all of the corporation's Common Stock and any class or series of preferred or other capital stock now outstanding or hereafter issued (other than the Series A Preferred Stock, with respect to which the Series B Preferred Stock shall rank on an equal basis), as to distributions of assets upon the liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary and (ii) prior to all Common Stock and prior to or on parity with any class or series of preferred or other capital stock now outstanding or hereafter issued (other than the Series A Preferred Stock, with respect to which the Series B Preferred Stock shall rank on an equal basis) as to payment of dividends.

        3.    DIVIDENDS.

          (a)  Holders of the Series B Preferred Stock shall be entitled to receive an annual dividend at the rate, in the form, at the times and in the manner set forth in this Section 3. Such dividends shall accrue on any given share from the day of issuance of such share (which shall include for this purpose the date of issue of any predecessor share) until the Conversion Date (as defined in Section 5(c)(iii) below) applicable to such share.

          (b)  Holders of Series B Preferred Stock shall be entitled to receive, and the corporation shall pay, in cash or additional shares of Series B Preferred Stock, at its sole option, cumulative dividends as follows: if paid, at the option of the corporation, in additional shares of Series B Preferred Stock, at the rate per share (as a percentage of the Stated Value per share) equal to 7% per annum (the number of additional shares of Series B Preferred Stock issuable shall be calculated by dividing the amount of the dividend by $100), or (ii) if paid, at the option of the corporation, in cash, dividends shall be calculated at a rate per share (as a percentage of the Stated Value per share) equal to 7% per annum. Any such dividend payment may be made, in the sole discretion of the Board of Directors, partially in cash and partially in shares of Series B Preferred Stock determined in accordance with the preceding terms; provided further, that in the event that any such dividend payment is made partially in cash and partially in shares of Series B Preferred Stock, each holder of Series B Preferred Stock shall receive a ratable amount of cash and Series B Preferred Stock. If any fractional interest in a share of Series B Preferred Stock would be delivered upon any payment of dividends pursuant to this Section 3, the corporation, in lieu of delivering the fractional share of Series B Preferred Stock, shall pay an amount to the holder thereof equal to such fraction multiplied by the Stated Value. All shares of Series B Preferred Stock issued as a dividend shall be duly authorized, validly issued, fully paid and nonassessable.

          (c)  Dividends on the Series B Preferred Stock shall accrue daily commencing on the date of issuance of such shares, and shall be deemed to accrue whether or not earned or declared and whether or not there are profits, surplus or other funds of the corporation legally available for the payment of dividends, and shall be paid quarterly in four equal quarterly payments on the last day of March, June, September and December of each year (each such date being a "Dividend Payment Date"). The party that holds the Series B Preferred Stock on an applicable Dividend Payment Date or on the Conversion Date with respect to shares of Series B Preferred Stock being converted on such date will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such Dividend Payment Date. Except as otherwise provided herein, if at any time the corporation pays less than the total amount of dividends then accrued on account of the Series B Preferred Stock, such payment shall be distributed ratably among the holders of Series B Preferred Stock based upon the number of shares held by each holder on such applicable record date. Dividends shall accrue on the basis of a 360-day year consisting of twelve 30-day months (four 90 day quarters) and the actual number of days elapsed in the period for which payable.

          (d)  No dividends or other distributions (other than dividends payable in Junior Dividend Stock (as defined below)) shall be paid or set apart for payment on, and no purchase, redemption or other acquisition shall be made by the corporation, or any of its subsidiaries, of, any shares of Common Stock or other capital stock of the corporation ranking junior as to payment of dividends on the Series B Preferred Stock (such Common Stock and other capital stock being referred to herein collectively as "Junior Dividend Stock") unless all dividends on the Series A Preferred Stock and Series B Preferred Stock have been paid in full.

        4.    LIQUIDATION PREFERENCE. In the event of a liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive, at their election, either: (A) out of the assets of the corporation an amount equal to the dividends accumulated and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, plus a sum equal to $100.00 per share, and no more (the "Liquidation Amount"), before any payment shall be made or any assets distributed to the holders of Common Stock or any other capital stock of the corporation or (B) the amount they would receive as if the Series B Preferred Stock had been converted into Common Stock. The entire assets of the corporation available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock and Series B Preferred Stock to the extent that such holders are entitled to a liquidation preference. After payment in full of the liquidation preference of the shares of the Series A Preferred Stock and Series B Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the corporation.

        5.    CONVERSION. The record holders of Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert. Each share of Series B Preferred Stock shall be convertible at the option of the holder at any time prior to 11:00 a.m. Pacific Standard Time on the business day next preceding the date fixed for redemption of such share pursuant to Section 6 below, into shares of Common Stock at an initial conversion price of $67.50 per share (the "Initial Conversion Price"), subject to adjustment as set forth in Section 6 below (as adjusted from time to time, the "Conversion Price"), at the office of the corporation or any transfer agent for the Series B Preferred Stock, at any time beginning on the date hereof. The number of shares of Common Stock issuable upon conversion of a share of Series B Preferred Stock shall be calculated by dividing the Stated Value of such share of Series B Preferred Stock by the Conversion Price.

          (b)  Automatic Conversion. This Section 5(b) shall apply if and only if the corporation is a Listed Corporation as that term is defined below. If the corporation is a Listed Corporation, then, during any period following April 14, 2002 in which the Average Market Price of the Common Stock exceeds 175% of the Conversion Price and the average daily trading volume of the Common Stock for the same period such Average Market Price is determined exceeds 1,000 shares, the corporation may, at its option, require the holders of Series B Preferred Stock to convert all such shares on the same terms as set forth in Section 5(a) above. "Average Market Price" of the Common Stock shall mean the average of the daily closing prices of the Common Stock for the twenty trading days preceding the Conversion Date. The closing price for each day shall be the last reported sale price regular way of the Common Stock or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way of the Common Stock, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System. For purposes of this Section 5, "Listed Corporation" means any of the following: (i) a corporation with outstanding shares on the New York Stock Exchange or the American Stock Exchange or (ii) a corporation with outstanding securities listed on the National Market System of the Nasdaq Stock Market (or any successor to that entity).

          (c)  Mechanics of Conversion.

            (i)    At Holder's Option pursuant to Section 5(a) above. In order to convert Series B Preferred Stock into full shares of Common Stock, a Holder shall deliver, no later than 11:00 a.m., Pacific Standard Time on the business day next preceding the conversion date, to the office of the corporation's designated transfer agent for the Series B Preferred Stock (the "Transfer Agent") (1) a fully executed notice of conversion ("Notice of Conversion"), and (2) the original certificate or certificates evidencing the Series B Preferred Stock (a "Certificate"), duly endorsed.

            (ii)  Automatic Conversion Pursuant to Section 5(b) above. Upon the satisfaction of the conditions set forth in Section 5(b) above, the corporation may, by notice to the holders of Series B Preferred Stock elect to require such holders to convert all shares of Series B Preferred Stock into fully paid and nonassessable shares of Common Stock at the applicable Conversion Price. Such notice shall be delivered by first class mail, postage prepaid, shall be given to the holders of record of the Series B Preferred Stock to be converted, addressed to such holders at their last addresses as shown on the corporation's stock transfer ledger. Such notice of conversion shall specify the date fixed for conversion; the then effective Conversion Price; that accumulated but unpaid dividends to the date fixed for conversion will be paid, at the corporation's election in cash or in a number of shares of Common Stock equal to the dividend amount divided by the Conversion Price on the date fixed for conversion (which shall be within thirty (30) days of the notice); and that on and after the Conversion Date, dividends will cease to accumulate on such shares. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not a holder of the Series B Preferred Stock receives such notice; and failure so to give such notice or any defect in such notice, shall not affect the validity of the proceedings for the conversion.

            (iii)  Conversion Date. The date on which conversion occurs (the "Conversion Date") shall be deemed to be the date the Notice of Conversion and the original Certificates representing the Series B Preferred Stock to be converted are surrendered to the Transfer Agent.

            (iv)  Issuance of Common Stock Within Three (3) Business Days. Upon receipt of the original Certificates representing the Series B Preferred Stock to be converted, the corporation shall use its reasonable best efforts to cause the Transfer Agent to issue the appropriate number of shares of Common Stock no later than three (3) business days thereafter.

            (v)  No Fractional Shares. If any conversion of the Series B Preferred Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall, on an aggregate basis, be rounded to the nearest number of shares.

            (vi)  Lost or Stolen Certificates. Within three (3) business days after receipt by the corporation of evidence of the loss, theft, destruction or mutilation of a certificate or certificates representing the Series B Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the corporation and the Transfer Agent, and upon surrender and cancellation of the Series B Preferred Stock, if mutilated, the corporation shall use its reasonable best efforts to cause the execution and delivery of new Series B Preferred Stock of like tenor and date. The corporation shall not be required to deliver new Series B Preferred Stock if the request for replacement is made contemporaneously with the conversion or redemption of such Series B Preferred Stock.

            (vii) Record Holders. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (d)  Reservation of Stock Issuable Upon Conversion. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be issuable upon the conversion of all then outstanding Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to issue all shares of Common Stock issuable upon the conversion of all then outstanding Series B Preferred Stock, the corporation will as soon as practicable take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

        6.    ADJUSTMENT TO CONVERSION PRICE AND CONVERSION SHARES.

          (a)  Prohibited Actions. So long as any shares of Series B Preferred Stock are outstanding, the corporation will not avoid or seek to avoid the observance or performance of any of the terms of the Series B Preferred Stock or impair the ability of the holders of Series B Preferred Stock to realize the full intended economic value thereof, but will at all times in good faith assist in the carrying out of all such terms, and of the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of Series B Preferred Stock against dilution or other impairment.

          (b)  Adjustment of Number of Shares. Subject to any applicable exceptions set forth in Section 6(g) below, if and whenever after the date hereof the corporation shall in any manner (i) issue or sell any shares of its Common Stock for less than Fair Value (as defined in Section 6 (k) below) as determined at the time of such issuance or sale, or (ii) grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase any options, warrants, convertible securities, securities and other rights to acquire from the corporation shares of Common Stock (the "Common Stock Equivalents"), or issue or sell (whether directly or by assumption in a merger or otherwise) Common Stock Equivalents, and the price per share for which Common Stock is issuable upon exercise, conversion or exchange of such Common Stock Equivalents (determined by dividing (x) the aggregate amount received or receivable by the corporation as consideration for the issue, sale or grant of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration, if any, payable to the corporation upon the exercise, conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Common Stock Equivalents) shall be less than the Fair Value (after taking into account any consideration received or receivable by the corporation with respect to the exercise, exchange or conversion of any Common Stock Equivalents) on the date of such issue, sale or grant, whether or not the rights to exercise, exchange or convert thereunder are immediately exercisable or (iii) declare a dividend or make any other distribution upon any stock of the corporation payable in Common Stock or

  Common Stock Equivalents, then the Conversion Price shall be reduced to a price determined by multiplying the Conversion Price in effect prior to the adjustment referred to in this Section 6(b) by a fraction, the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock outstanding (including shares of Common Stock issuable upon conversion of all outstanding shares of Series B Preferred Stock) immediately prior to such issue, sale, grant, dividend or distribution, plus (y) (A) the consideration, if any, received or receivable by the corporation upon any such issue or sale, plus, in the case of Common Stock Equivalents, the minimum aggregate amount of additional consideration, if any, payable to the corporation upon the exercise, conversion or exchange of such Common Stock Equivalents divided by (B) the Fair Value as determined at the time of such issue or sale, and the denominator of which is the total number of shares of Common Stock outstanding (including shares of Common Stock issuable upon conversion of all outstanding shares of Series B Preferred Stock) immediately after such issue, sale, grant, dividend or distribution.

          (c)  Record Date. The record date for the holders of the Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in shares of Common Stock or Common Stock Equivalents, or (b) to subscribe for or purchase shares of Common Stock or Common Stock Equivalents shall be the date determined by the Board of Directors as the record date for such purposes or, if none is established by the Board of Directors, then the record date shall be the effective date for such action; provided however, that if such dividend or other distribution payable in shares of Common Stock or Common Stock Equivalents is not paid on the applicable payment date, then such shares of Common Stock issuable upon conversion of Series B Preferred Stock, and the applicable Conversion Price, shall be adjusted so as to give effect as if each declaration of a dividend or other distribution had never been made

          (d)  Certain Dividends. In case the corporation shall pay a dividend or make a distribution generally to the holders of the Common Stock of shares of its capital stock (other than shares of Common Stock), evidences of its indebtedness, assets or rights, warrants or options (excluding (i) dividends or distributions payable in cash out of the current year's or retained earnings of the corporation, (ii) distributions relating to subdivisions and combinations covered by Section 6(e) below, (iii) distributions relating to reclassifications, changes, consolidations, mergers, sales or conveyances covered by Section 6(f) below and (iv) rights, warrants or options to purchase or subscribe for shares of Common Stock or Common Stock Equivalents or other issuances covered by Section 6(b)), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date mentioned below by a fraction, the numerator of which shall be (x) the total number of shares of Common Stock then outstanding (including shares of Common Stock issuable upon conversion of all outstanding shares of Series B Preferred Stock) multiplied by the Fair Value per share of Common Stock on the record date mentioned below, minus (y) the Fair Value as of such record date of said shares of stock, evidences of indebtedness or assets so paid or distributed or of such rights, warrants or options, plus (z) in the case of rights, warrants or options, the minimum aggregate amount of consideration payable to the corporation upon the exercise of such rights, options or warrants, and the denominator of which shall be the total number of shares of Common Stock then outstanding (including shares of Common Stock issuable upon conversion of all outstanding shares of Series B Preferred Stock) multiplied by the Fair Value per share of Common Stock on the record date mentioned below. Such adjustments shall be made whenever any such dividend is paid or such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution.

  In the event of a distribution by the corporation of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Conversion Price, the holders of Series B Preferred Stock, upon the conversion thereof at any time after such distribution, shall be entitled to receive from the corporation, such subsidiary or both, as the corporation shall determine, the stock or other securities to which such holders would have been entitled if such holders had converted the Series B Preferred Stock immediately prior thereto, all subject to further adjustment as provided in this Section 6; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made upon the conversion of the Series B Preferred Stock.

          (e)  Subdivision or Combination of Shares. In case the corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionally reduced. In case the outstanding shares of the Common Stock of the corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          (f)    Reorganization, Merger, etc. In case of any capital reorganization, reclassification or similar transaction involving the capital stock of the corporation (other than as provided in Section 6(e) above), any consolidation, merger or business combination of the corporation with another corporation, or the sale or conveyance of all or substantially all of its assets (a "Reorganization Event"), shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets (including cash) with respect to or in exchange for shares of the Common Stock, then, prior to and as a condition of such reorganization, reclassification, consolidation, merger, business combination, sale or conveyance, lawful and adequate provision shall be made whereby the holders of Series B Preferred Stock shall thereafter have the right to receive upon conversion of the Series B Preferred Stock and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion of the Series B Preferred Stock, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon conversion of the Series B Preferred Stock had such reorganization, reclassification, consolidation, merger, business combination, sale or conveyance not taken place. In any such case, appropriate provision shall be made with respect to the rights and interests of the holders of Series B Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock) shall thereafter be applicable, as nearly as may be, in relation to any stock, securities or assets thereafter deliverable upon the conversion of the Series B Preferred Stock. The corporation shall not effect any such consolidation, merger, business combination, sale or conveyance unless prior to or simultaneously with the consummation thereof the survivor or successor corporation (if other than the corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and sent to each holder of Series B Preferred Stock, the obligation to deliver to such holder of Series B Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder of Series B Preferred Stock may be entitled to receive, and containing the express assumption by such successor corporation of the due and punctual performance and observance of every provision herein to be performed and observed by the corporation and of all liabilities and obligations of the corporation hereunder.

          (g)  Exceptions to Adjustment. Anything herein to the contrary notwithstanding, the corporation shall not be required to make any adjustment of the Conversion Price or Conversion Quantity (i) upon the issuance of additional shares of Series B Preferred Stock pursuant to Section 3(b) of this Article VIII or the issuance of Series A pursuant to Article VII, Section 3(b) (ii) upon the issuance of Common Stock issuable upon conversion of Series A or B

  Preferred Stock, (iii) upon the exercise or conversion of any warrants, options, subscriptions, convertible notes, convertible debentures, convertible preferred stock or other convertible securities issued and outstanding on the date that the Series B Preferred Stock is originally issued in accordance with the terms of such securities as of such date; (iv) upon the grant or exercise of any stock or options which may hereinafter be granted or exercised under any employee benefit plan of the corporation existing as of the date that the Series B Preferred Stock is originally issued or to be implemented in the future, or upon grant or exercise of any stock or options to or by any officer, director, employee, agent, consultant or other entity providing services to the corporation, whether or not under a plan, if such grant or plan was approved by the Board of Directors of the corporation; (v) upon the issuance of securities in connection with any merger, acquisition or consolidation, or purchase of assets or business from another person, so long as the corporation is the surviving corporation; (vi) upon the issuance of securities issued as the result of anti-dilution rights granted to a third party; or (vii) upon the issuance of securities in a private placement made after the date hereof at a discount below the Fair Value thereof which does not exceed 20%.

          (h)  Treasury Shares. The number of shares of the Common Stock outstanding at any time shall not include shares owned or held by or for the account of the corporation or any of its subsidiaries, and the disposition (but not the cancellation) of any such shares shall be considered an issue or sale of the Common Stock for the purposes of Section 6.

          (i)    Adjustment Notices to Holders of Series B Preferred Stock. Upon any increase or decrease in the number of shares of Common Stock issuable upon the conversion of Series B Preferred Stock, or upon any adjustment in the Conversion Price, then, and in each such case, the corporation shall promptly deliver written notice thereof to each holder of Series B Preferred Stock, which notice shall state the increased or decreased number of shares of Common Stock issuable upon conversion of Series B Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based. Such notice shall also contain a certificate of the corporation's independent public accountants as to the correctness of such adjustments and calculations and to the effect that such adjustments and calculations have been made in accordance with the terms hereof.

          (j)    Minimum Adjustment. No adjustment shall be made under this Section 6 unless such adjustment would change the Conversion Price at the time by $1.25 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Conversion Price at the time by $1.25 or more.

          (k)  Fair Value Defined. "Fair Value" of the Common Stock as of a particular date shall mean the average of the daily closing prices for the preceding twenty trading days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System. If such quotations are unavailable, or with respect to other appropriate security, property, assets, business or entity, "Fair Value" shall mean the fair value of such item as determined by mutual agreement reached by the corporation and the holders of a majority of the shares of Series B Preferred Stock (the "Majority of the Holders") or, in the event the parties are unable to agree, an opinion of an independent investment banking firm or firms in accordance with the following procedure. In the case of any event which gives rise to a requirement to determine "Fair Value" hereunder, the corporation shall be responsible for initiating the process by which Fair Value shall be determined as promptly as practicable, but in any event within sixty (60) days following such event and if the procedures contemplated herein in connection with determining Fair Value have not been complied with fully, then any such determination of Fair Value for any purpose hereunder shall be deemed to be preliminary and subject to adjustment pending full compliance with such procedures. Upon the occurrence of an event requiring the determination of Fair Value, the corporation shall give the holders of Series B Preferred Stock notice of such event, and the corporation and the holders of Series B Preferred Stock shall engage in direct good faith discussions to arrive at a mutually agreeable determination of Fair Value. In the event the corporation and the Majority of the Holders are unable to arrive at a mutually agreeable determination within thirty (30) days of the notice, the corporation's regular firm of outside certified accountants shall make such determination and render such opinion. The determination so made shall be conclusive and binding on the corporation and the holders of Series B Preferred Stock. The fees and expenses of the investment banking firm retained for such purpose shall be shared equally by the corporation and the holders of Series B Preferred Stock.

          (l)    Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 6, a holder of Series B Preferred Stock shall, upon conversion of such stock, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6.

        7.    REDEMPTION BY CORPORATION.

          (a)  The Corporation's Right to Redeem. At any time beginning April 14, 2004, the corporation shall have the right, in its sole discretion, to redeem all or any part of the outstanding Series B Preferred Stock.

            (i)    Redemption Price. The "Redemption Price" shall be equal to the Liquidation Amount.

            (ii)  Mechanics of Redemption. The corporation shall effect any such redemption by giving at least 30 days prior written notice ("Notice of Redemption") to (A) the holders of Series B Preferred Stock selected for redemption, at the address and facsimile number of such holder appearing in the corporation's register for the Series B Preferred Stock and (B) the Transfer Agent, which Notice of Redemption shall be deemed to have been delivered three (3) business days after the corporation's mailing (by overnight courier, with a copy by facsimile) of such Notice of Redemption. Such Notice of Redemption shall indicate the date which such redemption is to become effective (the "Redemption Date") and the Redemption Price.

            (iii)  The Corporation Must Have Immediately Available Funds or Credit Facilities. The corporation shall not be entitled to send any Notice of Redemption and begin the redemption procedure under this Section 7(a) unless it believes in good faith that as of the Date of Redemption it will have:

              (1)  the full amount of the aggregate Redemption Price in cash, available in a demand or other immediately available account in a bank or similar institution; or

              (2)  immediately available credit facilities, in the full amount of the aggregate Redemption Price with a bank or similar financial institution, or

              (3)  a combination of the items set forth in (1) and (2) above, aggregating the full amount of the aggregate Redemption Price.

          (b)  Payment of Redemption Price. Each holder of Series B Preferred Stock submitting stock being redeemed under this Section 6 shall send their certificates representing the stock so redeemed to the corporation or its Transfer Agent, and the corporation shall pay the redemption price to that holder within ten (10) business days of the date of such receipt of the certificates. The corporation shall not be obligated to deliver the Redemption Price unless the certificates representing the Series B Preferred Stock so redeemed are delivered to the corporation or its Transfer Agent, or in the event one or more certificates have been lost, stolen, mutilated or destroyed, the holder has complied with Section 5(c)(vi).

        8.    STATUS OF CONVERTED OR REDEEMED STOCK AND STOCK UPON A REORGANIZATION EVENT. On the first to occur with respect to any Series B Preferred Stock of a Conversion Date or a Redemption Date, such Series B Preferred Stock shall no longer be deemed to be outstanding and all rights with respect thereto, except only the right of the holders of Series B Preferred Stock to receive shares of Common Stock upon such conversion, payment of the applicable Redemption Price upon such redemption or the receipt of the consideration payable to holders of Common Stock in the Reorganization Event as if such shares of Series B Preferred Stock were converted immediately prior to the record date or other date of determination of the holders of Common Stock entitled to receive consideration in such Reorganization Event, shall terminate, and such shares of Series B Preferred Stock shall be canceled. The Series B Preferred Stock so canceled shall return to the status of authorized but unissued Preferred Stock of no designated series.

        9.    PROTECTIVE PROVISIONS.

          (a)  So long as shares of Series B Preferred Stock are outstanding, the corporation may waive or amend any term of this Article VIII of the Amended and Restated Certificate of Incorporation only with the approval (by vote or written consent) of the holders of a majority of the Series B Preferred Stock then outstanding, and in such event (i) the holders of the corporation's Common Stock shall not be entitled to vote on such waiver or amendment if the corporation's Board of Directors has determined that the waiver or amendment is not adverse to such holders and (ii) the holders of the corporation's Series A Preferred Stock (or the holders of any other class of Preferred Stock) shall not be entitled to vote on any such waiver or amendment unless the holders of the Common Stock are entitled to vote thereon, in which case the holders of the Series A Preferred Stock shall vote on an "as converted" basis.

          (b)  So long as shares of Series B Preferred Stock are outstanding, the corporation shall not, without the consent of the holders of a majority of the shares of Series B Preferred Stock then outstanding:

            (i)    issue any class or series of preferred or other capital stock senior to the Series B Preferred Stock as to payment of dividends or senior to or on a parity with the Series B Preferred Stock as to payments on liquidation, dissolution or winding up of the corporation;

            (ii)  amend its Articles of Incorporation or bylaws in any manner which would impair or reduce the rights of the Series B Preferred Stock;

            (iii)  permit a liquidation, dissolution or winding up of the corporation to occur; or

            (iv)  permit a consolidation, merger or business combination of the corporation with another corporation or the sale or conveyance of all or substantially all of the corporation's assets if the corporation is not the surviving entity and the holders of Common Stock and the Series A and Series B Preferred Stock prior to the transaction do not hold more than a majority of the outstanding shares of the surviving entity immediately after the transaction.

        10.  VOTING RIGHTS. For so long as the holders of Series A Preferred Stock are entitled to elect two directors to the corporation's Board of Directors, the holders of the Series B Preferred Stock shall not be entitled, as a class, to elect any directors to the corporation's Board of Directors. If at any time, (i) the holders of the Series A Preferred Stock are no longer entitled to elect any directors to the corporation's Board of Directors, and (ii) the aggregate number of outstanding shares of Series A Preferred Stock plus the number of outstanding shares of Series B Preferred Stock is greater than or equal to 47,622 shares, the holders of Series B Preferred Stock shall as a class be entitled to elect two directors to the corporation's Board of Directors. Notwithstanding the foregoing provisions of this Section 10, the holders of Series B Preferred Stock shall otherwise be entitled to vote on all matters (including the election of remaining directors) together with the holders of Common Stock and Series A Preferred Stock, voting together as one class. Except as otherwise provided in this Certificate of Incorporation, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible under Section 5. Holders of the Series B Preferred Stock shall be entitled to notice of all shareholders meetings or written consents with respect to which they would be entitled to vote.

        11.  PREFERENCE RIGHTS. Nothing contained herein shall be construed to prevent the Board of Directors of the corporation from issuing one or more series of Preferred Stock with dividend and/or liquidation preferences junior to the dividend, liquidation and other preferences of the Series B Preferred Stock.

ARTICLE IX

        In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

        A.    Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

        B.    The books of the corporation may be kept at such place within or without the State of Delaware as the bylaws of the corporation may provide or as may be designated from time to time by the Board of Directors.

ARTICLE X

        A.    Number of Directors. The authorized number of directors of the corporation shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors at any regular or special meeting of such Board, within any limits prescribed in this Certificate of Incorporation or in the bylaws of the corporation.

        B.    Vacancies. Except as otherwise provided for or fixed pursuant to the provisions of Article IV of this Amended and Restated Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect directors, and subject to the provisions hereof, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or another cause may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall, if applicable, hold office for the remainder of the full term of the class of directors in which the new directorship was created or in which the vacancy occurred, and in any event until such director's successor shall have been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. Subject to the provisions of this Amended and Restated Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE XI

        A.    Limitation on Liability. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the Delaware General Corporation Law; or (4) for any transaction from which the director derived an improper personal benefit.

        If the Delaware General Corporation Law hereafter is amended to further eliminate or limit the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law.

        B.    Insurance. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

        C.    Repeal and Modification. Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection of any director, officer, employee or agent of the corporation existing at the time of such repeal or modification.

        D.    Other Indemnification. To the fullest extent permitted by applicable law, the corporation is authorized to provide indemnification of (and advancement of expenses to) agents of the corporation (and any other persons to which Delaware law permits the corporation to provide indemnification) through by-law provisions, agreements with such directors, officers, employees and agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory) with respect to actions for breach of duty to the corporation, its stockholders and others.

ARTICLE XII

        In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly empowered to adopt, amend or repeal the bylaws of the corporation.

ARTICLE XIII

        The name of the corporation's incorporator is Roger A. Burlage and his mailing address is 11835 W. Olympic Boulevard, Suite 550, Los Angeles, California 90064.

        IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation, constituting the acknowledgement of the undersigned, under the penalties of perjury, that this Amended and Restated Certificate of Incorporation is the act and deed of the corporation and that the facts stated herein are true, as of this    th day of             , 2002.

, Secretary

APPENDIX C

BYLAWS OF SUNLAND DELAWARE

BY—LAWS
OF
SUNLAND ENTERTAINMENT CO., INC.
(a Delaware corporation)

ARTICLE 1
Stockholders Meetings

        1.1  Annual Meetings.

          (a)  An annual meeting of stockholders shall be held for the election of directors at such date, time and place as may be fixed by resolution of the Board of Directors from time to time. Subject to paragraph (b) of this Section 1.1, any other proper business may be transacted at an annual meeting.

          (b)  Only such business shall be conducted at an annual meeting of stockholders as shall have been properly brought before the meeting. For business to be properly brought before the meeting, it must be: (i) authorized by the Board of Directors and specified in the notice, or a supplemental notice, of the meeting, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors or the chairman of the meeting, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given written notice thereof to the Secretary, delivered or mailed to and received at the principal executive offices of the Corporation (x) not less than 60 days nor more than 90 days prior to the meeting, or (y) if less than 70 days' notice of the meeting or prior public disclosure of the date of the meeting is given or made to stockholders, not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed or, if earlier, the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each item of business the stockholder proposes to bring before the meeting (1) a brief description of such item and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on the Corporation's records, of the stockholder proposing such business, (3) the class and number of shares of stock of the Corporation which are beneficially owned by the stockholder (for purposes of the regulations under Sections 13 and 14 of the Securities Exchange Act of 1934, as amended), and (4) any material interest of the stockholder in such business. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the meeting at which any business is proposed by a stockholder shall, if the facts warrant, determine and declare to the meeting that such business was not properly brought before the meeting in accordance with the provisions of this paragraph (b), and, in such event, the business not properly before the meeting shall not be transacted.

        1.2  Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time only by the Chairman of the Board, if any, the Chief Executive Officer, if any, the President, the Board of Directors or by a committee of the Board of Directors authorized to call such meetings, and by no other person. The business transacted at a special meeting of stockholders shall be limited to the purpose or purposes for which such meeting is called, except as otherwise determined by the Board of Directors or the chairman of the meeting.

        1.3  Notice of Meetings. A written notice of each annual or special meeting of stockholders shall be given stating the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of

Incorporation or these By-laws, such notice of meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder' s address as it appears on the records of the Corporation.

        1.4  Adjournments. Any annual or special meeting of stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with Section 1.3.

        1.5  Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, the presence in person or by proxy of the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of stockholders. In the absence of a quorum, the stockholders so present may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 1.4 of these By-laws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of stockholders, even though less than a quorum remains, shall not affect the ability of the remaining stockholders lawfully to transact business.

        1.6  Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or if there is none or in his or her absence, by the President, or in his or her absence, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

        1.7  Voting.

          (a)  Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power on the matter in question.

          (b)  Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so required by Section 1.9 of these By-laws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or by proxy at such meeting. Unless otherwise provided in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast in the election of directors. Each other question shall, unless otherwise provided by law, the Certificate of Incorporation or these By-laws, be decided by the vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting.

          (c)  Stock of the Corporation standing in the name of another corporation and entitled to vote may be voted by such officer, agent or proxy as the by-laws or other internal regulations of such other corporation may prescribe or, in the absence of such provision, as the board of directors or comparable body of such other corporation may determine.

          (d)  Stock of the Corporation standing in the name of a deceased person, a minor, an incompetent or a debtor in a case under Title 11, United States Code, and entitled to vote may be voted by an administrator, executor, guardian, conservator, debtor-in-possession or trustee, as the case may be, either in person or by proxy, without transfer of such shares into the name of the official or other person so voting.

          (e)  A stockholder whose voting stock of the Corporation is pledged shall be entitled to vote such stock unless on the transfer records of the Corporation the pledgor has expressly empowered the pledgee to vote such shares, in which case only the pledgee, or such pledgee's proxy, may represent such shares and vote thereon.

          (f)    If voting stock is held of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (i) if only one votes, such act binds all; (ii) if more than one vote, the act of the majority so voting binds all; and (iii) if more than one votes, but the vote is evenly split on any particular matter each faction may vote such stock proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery of the State of Delaware or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the stock, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

          (g)  Stock of the Corporation belonging to the Corporation, or to another corporation a majority of the shares entitled to vote in the election of directors of which are held by the Corporation, shall not be voted at any meeting of stockholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 1.7 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

        1.8  Proxies.

          (a)  Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

          (b)  A stockholder may authorize another person or persons to act for such stockholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such stockholder or such stockholder's authorized officer, director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (a "Transmission") to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such stockholder.

          (c)  Any inspector or inspectors appointed pursuant to Section 1.9 of these By-Laws shall examine Transmissions to determine if they are valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

        1.9  Voting Procedures and Inspectors of Elections.

          (a)  If the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders, the Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors (individually an "Inspector," and collectively the "Inspectors") to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate Inspectors to replace any Inspector who shall fail to act. If no Inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more other persons to act as Inspectors. Each Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

          (b)  The Inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the Inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The Inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

          (c)  The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the Inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any stockholder shall determine otherwise.

          (d)  In determining the validity and counting of proxies and ballots, the Inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in paragraphs (b) and (c) of Section 1.8 of these By-laws, ballots and the regular books and records of the Corporation, except that the Inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a stockholder of record to cast or more votes than such stockholder holds of record. If the Inspectors consider other reliable information for the limited purpose permitted herein, the Inspectors, at the time they make their certification pursuant to paragraph (b) of this Section 1.9, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the Inspectors' belief that such information is accurate and reliable.

        1.10 Fixing Date of Determination of Stockholders of Record.

          (a)  In order that the corporation may determine the stockholders entitled (i) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) to express consent to corporate action in writing without a meeting, (iii) to receive payment of any dividend or other distribution or allotment of any rights, (iv) to exercise any rights in respect of any change, conversion or exchange of stock or (v) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, be not more than 60 nor less than ten days before the date of such meeting; (2) in the case of a determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall be not more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall be not more than 60 days before such action.

          (b)  If no record date is fixed, (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          (c)  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.

        1.11 List of Stockholders Entitled to Vote. The Secretary shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

        1.12 Action by Consent of Stockholders.

          (a)  Unless the power of stockholders to act by consent without a meeting is restricted or eliminated by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted.

          (b)  Every written consent shall bear the date of signature of each stockholder (or his, her or its proxy) signing such consent. Prompt notice of the taking of corporate action without a meeting of stockholders by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of persons to authorize or take the action were delivered to the Corporation in the manner required by this Section 1.12. All such written consents shall be delivered to the Corporation at its registered office in the State of Delaware, at its principal place of business or to the Secretary. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. No written consent shall be effective to authorize or take the corporate action referred to therein unless, within 60 days of the earliest dated written consent delivered to the Corporation in the manner required by this Section 1.12, written consents signed by a sufficient number of persons to authorize or take such action are delivered to the Corporation at its registered office in the State of Delaware, at its principal place of business or to the Secretary. All such written consents shall be filed with the minutes of proceedings of the stockholders, and actions authorized or taken under such written consents shall have the same force and effect as those authorized or taken pursuant to a vote of the stockholders at an annual or special meeting.

ARTICLE 2
Board of Directors

        2.1  Number. The Board of Directors shall consist of one or more directors, the number thereof to be determined from time to time by resolution of the Board of Directors.

        2.2  Election; Resignation; Vacancies.

          (a)  Unless the certificate of incorporation or an amendment to these by-laws adopted by the stockholders provides for a Board of Directors divided into two or three classes, at each annual meeting of stockholders the stockholders shall elect directors each of whom shall hold office until the next annual meeting of stockholders and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. If the Board of Directors is divided into classes, at each annual meeting at which the term of office of a class of directors expires, the stockholders shall elect directors of such class each to hold office until the annual meeting at which the terms of office of such class of directors expire and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

          (b)  Only persons who are nominated in accordance with the procedures set forth in this paragraph (b) shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (b). Any nomination by a stockholder must be made by written notice to the Secretary delivered or mailed to and received at the principal executive offices of the Corporation (i) not less than 60 days nor more than 90 days prior to the meeting, or (ii) if less than 70 days' notice of the meeting or prior public disclosure of the date of the meeting is given or made to stockholders, not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed or, if earlier, the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation which are beneficially owned by such person (for the purposes of the regulations under Sections 13 and 14 of the Securities Exchange Act of 1934, as amended), and (4) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such person as a director of the Corporation pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and such person's written consent to being named in any proxy statement as a nominee and to serving as a director if elected; and (y) as to the stockholder giving notice (5) the name and address, as they appear on the Corporation's records, of such stockholder and (6) the class and number of shares of stock of the Corporation which are beneficially owned by such stockholder (determined as provided in clause (x)(3) above). At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder' s notice of nomination which pertains to the nominee. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by this paragraph (b), and, in such event, the defective nomination shall be disregarded.

          (c)  Any director may resign at any time by giving written notice to the Chairman of the Board, if any, the President or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance.

          (d)  Any newly created directorship or any vacancy occurring in the Board of Directors for any reason may be filled by a majority of the remaining directors, although less than a quorum, or by a plurality of the votes cast in the election of directors at a meeting of stockholders. Each director elected to replace a former director shall hold office until the expiration of the term of office of the director whom he or she has replaced and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. A director elected to fill a newly created directorship shall serve until the next annual meeting of stockholders (or, if the Board of Directors is divided into classes, the annual meeting at which the terms of office of the class of directors to which he or she is assigned expire) and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

        2.3  Regular Meetings. A regular annual meeting of the Board of Directors shall be held, without call or notice, immediately after and at the same place as the annual meeting of stockholders, for the purpose of organizing the Board of Directors, electing officers and transacting any other business that may properly come before such meeting. If the stockholders shall elect the directors by written consent of stockholders as permitted by Section 1.12 of these By-laws, a special meeting of the Board of Directors shall be called as soon as practicable after such election for the purposes described in the preceding sentence. Additional regular meetings of the Board of Directors may be held without call or notice at such times as shall be fixed by resolution of the Board of Directors.

        2.4  Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, if any, the President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting. The purpose or purposes of a special meeting need not be stated in the call or notice.

        2.5  Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or if there is none or in his or her absence, by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

        2.6  Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these By-laws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

        2.7  Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members present at any meeting and not disqualified from voting, whether or not a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in these By-laws or in the resolution of the Board of Directors designating such committee, or an amendment to such resolution, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

        2.8  Telephonic Meetings. Directors, or any committee of directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.8 shall constitute presence in person at such meeting.

        2.9  Informal Action by Directors. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts), and the written consent or consents are filed with the minutes of proceedings of the Board of Directors or such committee.

        2.10 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article II of these By-laws.

        2.11 Reliance upon Records. Every director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within such other person' s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation's capital stock might properly be purchased or redeemed.

        2.12 Interested Directors. A director who is directly or indirectly a party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association or other organization which is a party to a contract or transaction with the

Corporation, may be counted in determining whether a quorum is present at any meeting of the Board of Directors or a committee thereof at which such contract or transaction is considered or authorized, and such director may participate in such meeting and vote on such authorization to the extent permitted by applicable law, including Section 144 of the General Corporation Law of the State of Delaware.

        2.13 Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a director or committee member. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

        2.14 Presumption of Assent. Unless otherwise provided by the laws of the State of Delaware, a director who is present at a meeting of the Board of Directors or a committee thereof at which action is taken on any matter shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of such meeting or unless he or she shall file his or her written dissent to such action with the person acting as secretary of such meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of such meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

ARTICLE 3
Officers

        3.1  Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect a President and may, if it so determines, elect a Chairman of the Board from among its members. The Board of Directors shall also elect a Secretary and may elect one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Any number of offices may be held by the same person. Each officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

        3.2  Resignation; Removal; Vacancies. Any officer may resign at any time by giving written notice to the Chairman of the Board, if any, the President or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. A vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

        3.3  Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

        3.4  Chief Executive Officer. Unless the Board of Directors elects a Chairman of the Board who is designated as such, the President shall be the Chief Executive Officer of the Corporation and shall in general supervise and control all of the business affairs of the Corporation, subject to the direction of the Board of Directors. The President may execute, in the name and on behalf of the Corporation, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors or a committee thereof has authorized to be executed, except in cases where the execution shall have been expressly delegated by the Board of Directors or a committee thereof to some other officer or agent of the corporation.

        3.5  Secretary. In addition to such other duties, if any, as may be assigned to the Secretary by the Board of Directors, the Chairman of the Board, if any, or the President, the Secretary shall (i) keep the minutes of proceedings of the stockholders, the Board of Directors and any committee of the Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these By-laws or as required by law; (iii) be the custodian of the records and seal of the Corporation; (iv) affix or cause to be affixed the seal of the Corporation or a facsimile thereof, and attest the seal by his or her signature, to all certificates for shares of stock of the Corporation and to all other documents the execution of which under seal is authorized by the Board of Directors; and (v) unless such duties have been delegated by the Board of Directors to a transfer agent of the Corporation, keep or cause to be kept a register of the name and address of each stockholder, as the same shall be furnished to the Secretary by such stockholder, and have general charge of the stock transfer records of the Corporation.

ARTICLE 4
Stock Certificates and Transfers

        4.1  Certificate. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board, if any, or the President or a Vice President, and by the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar continued to be such at the date of issue.

        4.2  Lost, Stolen or Destroyed Certificates; Issuance of New Certificates. The Corporation may issue a new certificate for stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such stockholder's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

        4.3  Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if the relevant stock certificate is claimed to have been lost, stolen or destroyed, upon compliance with the provisions of Section 4.2 of these By-laws, and upon payment of applicable taxes with respect to such transfer, and in compliance with any restrictions on transfer applicable to such stock certificate or the shares represented thereby of which the Corporation shall have notice and subject to such rules and regulations as the Board of Directors may from time to time deem advisable concerning the transfer and registration of stock certificates, the Corporation shall issue a new certificate or certificates for such stock to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder's attorney or successor duly authorized as evidenced by documents filed with the Secretary or transfer agent of the Corporation. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificate or certificates representing such stock are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

        4.4  Stockholders of Record. The Corporation shall be entitled to treat the holder of record of any stock of the Corporation as the holder thereof and shall not be bound to recognize any equitable or other claim to or interest in such stock o n the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of the State of Delaware.

ARTICLE 5
Notices

        5.1  Manner of Notice. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, whenever notice is required to be given to any stockholder, director or member of any committee of the Board of Directors, such notice may be given by personal delivery or by depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, or by delivering it to a telegraph company, charges prepaid, for transmission, or by transmitting it via telecopier, to such stockholder, director or member, either at the address of such stockholder, director or member as it appears on the records of the Corporation or, in the case of such a director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited, delivered or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of stockholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these By-laws.

        5.2  Dispensation with Notice.

          (a)  Whenever notice is required to be given by law, the Certificate of Incorporation or these By-laws to any stockholder to whom (i) notice of two consecutive annual meetings of stockholders, and all notices of meetings of stockholders or of the taking of action by stockholders by written consent without a meeting to such stockholder during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such stockholder at the address of such stockholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth the then current address of such stockholder, the requirement that notice be given to such stockholder shall be reinstated.

          (b)  Whenever notice is required to be given by law, the Certificate of Incorporation or these By-laws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

        5.3  Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee or directors need be specified in any written waiver of notice.

ARTICLE 6
Indemnification

        6.1  Right to Indemnification.

          (a)  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by law as in effect on the date of adoption of these By-laws or as it may thereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, against any and all liability and loss (including judgments, fines, penalties and amounts paid in settlement) suffered or incurred and expenses reasonably incurred by such person; provided that any standard of conduct applicable to whether a director or officer may be indemnified shall be equally applicable to an employee or agent under this Article 6. The Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

          (b)  For purposes of this Article 6: (i) any reference to "other enterprise" shall include all plans, programs, policies, agreements, contracts and payroll practices and related trusts for the benefit of or relating to employees of the Corporation and its related entities ("employee benefit plans"); (ii) any reference to "fines", "penalties", "liability" and "expenses" shall include any excise taxes, penalties, claims, liabilities and reasonable expenses (including reasonable legal fees and related expenses) assessed against or incurred by a person with respect to any employee benefit plan; (iii) any reference to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation or trustee or administrator of any employee benefit plan which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, beneficiaries, fiduciaries, administrators and service providers; (iv) any reference to serving at the request of the Corporation as a director, officer, employee or agent of a partnership or trust shall include service as a partner or trustee; and (v) a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" for purposes of this Article 6.

        6.2  Prepayment of Expenses. The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article 6 or otherwise. The Corporation may require security for any such undertaking.

        6.3  Claims. If a claim for indemnification or payment of expenses under this Article 6 is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

        6.4  Non-Exclusivity of Rights. The rights conferred on any person by this Article 6 shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

        6.5  Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

        6.6  Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 6 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE 7
General

        7.1  Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

        7.2  Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

        7.3  Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

        7.4  Amendment of By-Laws. These By-laws may be altered or repealed, and new By-laws made, by the Board of Directors, but the stockholders may make additional By-laws and may alter and repeal any By-laws whether adopted by them or otherwise.

        7.5  Approval of the California Company as the Sole Stockholder of the Delaware Company. By its execution and delivery of this Agreement, the California Company, as the sole stockholder of the Delaware Company, consents to, approves and adopts this Agreement and approves the Merger, subject to the approval and adoption of this Agreement by the holders of a majority of the shares of the California Common Stock, pursuant to Section 5.1. The California Company agrees to execute such instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement and the Merger as the sole stockholder of the Delaware Company.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

SUNLAND ENTERTAINMENT CO., INC., a California corporation
By:
Its:
SUNLAND ENTERTAINMENT CO., INC., a Delaware corporation
By:
Its:

QuickLinks

GENERAL
PROPOSAL NO. ONE APPROVAL OF SUNLAND'S REINCORPORATION IN DELAWARE
PROPOSAL NO. TWO APPROVAL OF SUNLAND'S TEN-FOR-ONE REVERSE COMMON STOCK SPLIT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SUNLAND ENTERTAINMENT CO., INC. 2001 SPECIAL MEETING OF SHAREHOLDERS
APPENDIX A AGREEMENT AND PLAN OF MERGER
ARTICLE 2 Definitions
ARTICLE 3 Merger
ARTICLE 4 Conversion of Shares
ARTICLE 5 Covenants To Be Performed Prior to Closing Date
ARTICLE 6 Conditions
ARTICLE 7 Miscellaneous
EXHIBIT A CERTIFICATE OF MERGER OF SUNLAND ENTERTAINMENT CO., INC. WITH AND INTO SUNLAND ENTERTAINMENT CO., INC. (a California corporation) (a Delaware corporation)
EXHIBIT B-1 SUNLAND ENTERTAINMENT CO., INC., a California corporation OFFICERS' CERTIFICATE OF APPROVAL OF AGREEMENT OF MERGER
EXHIBIT B-2 SUNLAND ENTERTAINMENT CO., INC., a Delaware corporation OFFICERS' CERTIFICATE OF APPROVAL OF AGREEMENT OF MERGER
APPENDIX B AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SUNLAND ENTERTAINMENT CO., INC.
ARTICLE I
ARTICLE II
ARTICLE III
ARTICLE IV
ARTICLE V
ARTICLE VI
ARTICLE VII
ARTICLE VIII
ARTICLE IX
ARTICLE X
ARTICLE XI
ARTICLE XII
ARTICLE XIII
APPENDIX C
BYLAWS OF SUNLAND DELAWARE
BY—LAWS OF SUNLAND ENTERTAINMENT CO., INC. (a Delaware corporation)
ARTICLE 1 Stockholders Meetings
ARTICLE 2 Board of Directors
ARTICLE 3 Officers
ARTICLE 4 Stock Certificates and Transfers
ARTICLE 5 Notices
ARTICLE 6 Indemnification
ARTICLE 7 General